================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         Bay View Capital Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

[BAY VIEW CAPITAL LOGO]
                                 May 23, 2001

Dear Stockholder:

   On behalf of the Board of Directors and management of Bay View Capital Corporation, I cordially invite you to attend our 2001 Annual Meeting of Stockholders. The meeting will be held at 1:00 p.m., local time, on June 28, 2001 at our main offices, located at 1840 Gateway Drive, San Mateo, California 94404.

   At the meeting, we will be asking stockholders to:

  1. Elect three directors,

  2. Amend the restated certificate of incorporation of the Company to increase the number of shares of Common Stock we are authorized to issue,

  3. Adopt a new Employee Stock Option Plan,

  4. Adopt a new Director Stock Option Plan, and

  5. Act upon any other matters that properly come before the meeting or any adjournments or postponements of the meeting.

   I encourage you to attend the meeting in person. Whether or not you do so, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save us additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy card.

   Thank you for your attention to this important matter.

                                          Sincerely,
                                          /s/ JOHN R. MCKEAN
                                          JOHN R. MCKEAN
                                          CHAIRMAN OF THE BOARD

                         BAY VIEW CAPITAL CORPORATION
                              1840 GATEWAY DRIVE
                          SAN MATEO, CALIFORNIA 94404
                                (650) 312-7200

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 28, 2001

   Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Bay View Capital Corporation (the "Company") will be held at our main offices, located at 1840 Gateway Drive, San Mateo, California 94404, on Thursday, June 28, 2001, at 1:00 p.m., local time.

   A proxy card and a Proxy Statement for the Meeting are enclosed.

   The purpose of the Meeting is to:

  1. Elect three directors,

  2. Amend our restated certificate of incorporation to increase the number of shares of Common Stock we are authorized to issue from 60,000,000 to 80,000,000,

  3. Consider and act upon a proposal to adopt our 2001 Equity Incentive Plan for Employees,

  4. Consider and act upon a proposal to adopt our 2001 Non-Employee Director Stock Option Plan, and

  5. Act upon any other matters that properly come before the Meeting or any adjournments or postponements of the Meeting.

   Any action may be taken on the foregoing matters at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned or postponed. Common Stockholders and Preferred Stockholders of record at the close of business on May 22, 2001 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof. A list of Common Stockholders and Preferred Stockholders entitled to vote at the Meeting will be available for examination by any stockholder for any purpose germane to the Meeting at our main office during the ten days prior to the Meeting, as well as at the Meeting.

   You are requested to complete, sign and date the enclosed proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the postage prepaid envelope provided. The proxy will not be used if you attend and vote at the Meeting in person.

                          By Order of the Board of Directors
                          /s/ CAROLYN WILLIAMS-GOLDMAN
                          CAROLYN WILLIAMS-GOLDMAN
                          SECRETARY

San Mateo, California
May 23, 2001


 IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS PROVIDED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                PROXY STATEMENT

                         BAY VIEW CAPITAL CORPORATION
                              1840 GATEWAY DRIVE
                          SAN MATEO, CALIFORNIA 94404
                                (650) 312-7200

                        ANNUAL MEETING OF STOCKHOLDERS
                                 June 28, 2001

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Bay View Capital Corporation ("Bay View" or the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at our main offices, located at 1840 Gateway Drive, San Mateo, California, on June 28, 2001 at 1:00 p.m., local time, and at all adjournments or postponements of the Meeting. The accompanying Notice of Meeting and form of proxy and this Proxy Statement are first being mailed to stockholders on or about May 25, 2001. Certain of the information provided herein relates to Bay View Bank, N.A.(the "Bank" or "Bay View Bank"), our wholly owned subsidiary.

   At the Meeting, stockholders are being asked to elect three directors, to amend the restated certificate of incorporation to increase the number of shares of common stock we are authorized to issue from 60,000,000 shares to 80,000,000 shares (the "Amendment"), to adopt our 2001 Equity Incentive Plan for Employees (the "Incentive Plan"), to adopt our 2001 Non-Employee Directors Stock Option Plan (the "Director Plan") and to consider and act upon any other matters that properly come before the Meeting or any adjournments or postponements of the Meeting.

VOTING RIGHTS AND PROXY INFORMATION

   All shares of our common stock and all shares of our 4% Series A Convertible Preferred Stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted FOR the nominees named in this Proxy Statement, FOR the Amendment, FOR the Incentive Plan, and FOR the Director Plan. We do not know of any matters other than those described in the Notice of Meeting that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the Board of Directors, as proxy for the stockholder, will have the discretion to vote on such matters as directed by a majority of the Board of Directors in their best judgment.

   Election of Directors. The affirmative vote of a plurality of the votes cast at the Meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum. Cumulative voting is not permitted in the election of directors.

   Other Items. The affirmative vote of the holders of a majority of the shares entitled to vote will be required for approval of the Amendment. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote will be required for approval of the Incentive Plan and the Director Plan. Abstentions and shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owner of or person otherwise entitled to vote the shares and as to which the broker or nominee does not have discretionary voting power, i.e., broker non-voters, are considered shares of stock outstanding and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention or a broker non-vote will therefore have the practical effect of voting against approval of the Amendment because each abstention and broker non-vote will represent one less vote for approval of the proposal.

   A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with our Secretary at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to our Secretary at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Carolyn Williams-Goldman, Secretary, Bay View Capital Corporation, 1840 Gateway Drive, San Mateo, California 94404 prior to the Meeting.

VOTING SECURITIES AND CERTAIN HOLDERS THEREOF

   In mid-May, we issued (23,965,477) additional shares of our common stock and (5,991,369) shares of our 4% Series A Convertible Preferred Stock, which votes with the common stock and not as a separate class with respect to the proposals to be voted on at the Meeting. Record holders of common stock and record holders of our 4% Series A Convertible Preferred Stock as of the close of business on May 22, 2001 will be entitled to one vote for each share then held. As of that date, we had (56,615,991) shares of common stock and (5,991369) shares of our 4% Series A Convertible Preferred Stock issued and outstanding.

   The following table sets forth, as of the dates indicated, certain information as to (i) those persons we knew to be beneficial owners of more than 5% of the Company's outstanding shares of common stock at that time,
(ii) the shares of common stock beneficially owned by the executive officers named below and (iii) the shares of common stock beneficially owned by all director nominees, directors continuing in office after the Meeting and executive officers as a group.

                                                Shares of Common Stock
                                                  Beneficially Owned
                                              --------------------------
    Beneficial Owner                          No. of Shares      Percent
    ----------------                          --------------     -------
Southeastern Asset Management, Inc. .........      6,345,230(1)      20.5%(2)
 6410 Poplar Avenue, Suite 900
 Memphis, Tennessee 38119

Wayne L. Knyal...............................      3,237,742(3)       9.7%(2)
 c/o IDC Capital Partners
 11601 Wilshire Blvd.
 Los Angeles, California 90026

Dimensional Fund Advisors, Inc...............      1,933,801(4)       5.8%(2)
 1299 Ocean Avenue, 11th Floor
 Santa Monica, California 90401

Edward H. Sondker............................        358,043(6)       1.0%(7)

John N. Buckley..............................         74,145(6)       0.2%(7)

Matthew L. Carpenter.........................         45,848(6)       0.1%(7)

Ronald L. Reed...............................         45,243(6)       0.1%(7)

Douglas J. Wallis............................         16,606(6)       0.0%(7)

All director nominees, directors continuing
 in office and executive officers
 as a group (19 persons)(5)..................      1,218,769(6)       3.7%(7)

--------
(1) As reported by Southeastern Asset Management, Inc. ("Southeastern"), a registered investment advisor, Longleaf Partners Realty Fund ("Longleaf Realty"), Longleaf Partners Small-Cap Fund ("Longleaf Small-Cap") and Mr.
    O. Mason Hawkins, as of December 31, 2000 on Amendment No. 6 to a

    Schedule 13G filed with the Securities and Exchange Commission. Longleaf Realty and Longleaf Small-Cap are series of Longleaf Partners Funds Trust, an open-end management investment company ("Longleaf Trust"). Southeastern serves as investment advisor for Longleaf Trust. Southeastern reported sole voting power as to 889,883 shares, sole dispositive power as to 979,883 shares and shared voting and dispositive powers as to 5,365,347 shares. Longleaf Realty reported sole voting and dispositive powers as to no shares and shared voting and dispositive powers as to 2,250,647 shares. Longleaf Small-Cap reported sole voting and dispositive powers as to no shares and shared voting and dispositive powers as to 3,114,700 shares. Mr. Hawkins, the Chairman of the Board and Chief Executive Officer of Southeastern, may also be deemed to beneficially own the 6,345,230 shares beneficially owned by Southeastern. Mr. Hawkins disclaims beneficial ownership of all such shares.

(2) Calculated as a percentage of 32,574,987 shares of Common Stock outstanding as of December 31, 2000.

(3) Shares are held by FLRT, Inc. a closely held company, 100% of which is owned by Mr. Knyal and his immediate family, as last reported in August 2000.

(4) As reported by Dimensional Fund Advisors, Inc. ("DFA"), a registered investment advisor, as of December 31, 2000, on a Schedule 13G filed with the Securities and Exchange Commission. DFA reported sole voting power as to all 1,933,801 shares.

(5) Includes Robert Goldstein, who became President and Chief Executive Officer and a Director in March, 2001, Barbara Teaford and Charles Cooper who joined the company as Executive Vice Presidents in April 2001, John Rose, who joined the Company as an Executive Vice President in May, 2001, and Robert Cox, who became a Director in May, 2001.

(6) Includes shares held directly, held in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individuals are trustees or substantial beneficiaries, with respect to which shares the named individuals may be deemed to have sole or shared voting or dispositive power. Includes for Messrs. Sondker, Buckley, Carpenter, Reed, and Wallis, and all directors and executive officers as a group respectively, 325,000, 65,500, 44,000, 38,500, 12,000, and 971,500 shares which are subject to options currently exercisable or which will become exercisable within 60 days of March 31 2001, granted under one or more of the Company's Amended and Restated 1995 Stock Option and Incentive Plan (the "1995 Stock Option Plan"), Amended and Restated 1986 Stock Option and Incentive Plan (the "1986 Stock Option Plan"), 1998-2000 Performance Stock Plan, and Amended and Restated 1989 Non-Employee Director Stock Option Plan (the "1989 Stock Option Plan"). Also includes a total of 83,918 Stock Units representing deferred director fees credited as of March 31, 2001 to the Stock Unit Accounts of non-employee directors established under the Company's and the Bank's Stock In Lieu of Cash Compensation Plan for Non-Employee Directors (the "Stock in Lieu of Cash Plan").

(7) Calculated as a percentage of 32,650,514 shares of Common Stock outstanding as of March 31, 2001.

   The following table sets forth, as of the dates indicated, certain information as to (i) those persons we knew to be beneficial owners of more than 5% of the Company's outstanding shares of 4% Series A Convertible Preferred Stock at that time, (ii) the shares of 4% Series A Convertible Preferred Stock beneficially owned by the executive officers named below and
(iii) the shares of 4% Series A Convertible Preferred Stock beneficially owned by all director nominees, directors continuing in office after the Meeting and executive officers as a group.

                                                     Shares of
                                                    4% Series A
                                            Convertible Preferred Stock
                                                 Beneficially Owned
                                            ---------------------------
                                                No. of
              Beneficial Owner                  Shares          Percent
              ----------------              ---------------     -------
    Keefe Ventures, LLC and affiliated
     companies ............................
    Zions Bancorporation ..................
    Financial Stocks, Inc. ................
    The Endicott Management Company........
    Blavin & Company, Inc. ................
    The Banc Funds.........................
    All director nominees, directors con-
     tinuing in office
     and executive officers as a group (19
     persons)(1)...........................

--------
(1) None of the director nominees, directors continuing in office or executive officers hold shares of 4% Series A Convertible Preferred Stock, except,
    Messrs. Goldstein and Cox. On May     , 2001, Messrs. Goldstein and Cox
    acquired           and          shares of 4% Series A Convertible
    Preferred Stock, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission reports of ownership and reports of changes in ownership of our common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file.

   To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were met.

                       PROPOSAL I--ELECTION OF DIRECTORS

   Three directors will be elected at the Meeting. Approximately one-third of the directors are elected annually. Directors of the Company generally are elected to serve for a three-year period and until their respective successors have been elected.

   The table below sets forth certain information regarding each nominee for election and each current director whose term of office extends beyond the date of the Meeting. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. Messrs. Cox and Goldstein joined the Board in connection with our recently completed Rights Offering. There are no other arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                           Shares of Common Stock
                                                                           Beneficially Owned as
                                                                             of March 31, 2001
                                                                   Term  ---------------------------
                                                         Director   to      No. of
   Name                  Age      Position(s) Held       Since(1) Expire Shares(2)(3)        Percent
   ----                  --- --------------------------- -------- ------ -------------       -------

                                           NOMINEES
Robert M. Greber........ 63  Director                      1996    2004         38,469         .11
Robert B. Goldstein..... 61  Director, President and CEO   2001    2004              0(4)       --
Robert G. Cox........... 60  Director                      2001    2004              0(5)       --

                                DIRECTORS CONTINUING IN OFFICE

Roger K. Easley......... 64  Director                      1984    2002         95,990         .29
Angelo J. Siracusa...... 71  Director                      1996    2002         42,655         .13
John R. McKean.......... 70  Director and Chairman         1984    2002        172,444         .53
Paula R. Collins........ 51  Director                      1993    2003         70,065         .21
Thomas M. Foster........ 58  Director                      1993    2003         85,425         .26

--------
(1) Includes service as a director of Bay View Bank, N.A., our wholly-owned subsidiary.

(2) Includes shares held directly, held in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individuals are trustees or substantial beneficiaries, with respect to which shares the named individuals may be deemed to have sole or shared voting or dispositive power. Includes for Directors Collins, Easley, Foster, Greber, McKean and Siracusa, respectively, 61,000, 59,000, 67,000, 30,000, 60,000, and 30,000 shares which are subject to stock options currently exercisable or which will become exercisable within 60 days of March 31, 2001, granted under the 1989 Stock Option Plan.

(3) Of the shares listed for Directors Collins, Easley, Foster, Greber, McKean, and Siracusa, 8,865, 13162, 9,425, 7,469, 32,444, and 12,555
    consist of Stock Units representing deferred director fees credited as of March 31, 2001 to the respective Stock Unit Account of each director established under the Stock in Lieu of Cash Plan.

(4) Mr. Goldstein acquired    shares of our 4% Series A Convertible Preferred
    Stock and warrants to acquire    shares of our common stock on May   ,
    2001.

(5) Mr. Cox acquired    shares of our 4% Series A Convertible Preferred Stock
    and warrants to acquire    shares of our common stock on May   , 2001.

   The business experience of each of the above directors for at least the last five years is as follows:

   Mr. Greber served as Chairman of the Board and Chief Executive Officer of the Pacific Exchange from 1995 until his retirement in 1999. Mr. Greber is also a director of Sonic Solutions, Inc., Novato, California.

   Mr. Goldstein joined the Company in March, 2001 as President, Chief Executive Officer and a Director. He holds the same positions at Bay View Bank, N.A., our principal operating subsidiary. Prior to joining us, Mr. Goldstein served as president of the Jefferson Division of Hudson United Bank in Philadelphia since 2000, when Hudson United acquired Jeff Banks, and was President of Jeff Banks Inc., from 1998 to 2000. Mr. Goldstein was chairman and CEO of Regent Bancshares Corp. of Philadelphia from 1997 to 1998, and from 1993 to 1997 he served as President and Chief Executive Officer of Lafayette American Bank in Connecticut.

   Mr. Cox joined the Company as a director in May, 2001. Mr. Cox is an experienced bank executive and recently retired as president and director of Summit Bancorp, a $39 billion New Jersey bank holding company that was acquired by Fleet Boston Bancorp earlier this year. Prior to the merger of UJB Financial Corp. with the Summit Bancorporation to form Summit Bancorp, he served as President and Chief Executive Officer of The Summit Bancorporation since 1994. Previously, he held various executive positions with Summit Bank over a span of 15 years.

   Mr. Easley is Chairman, President and CEO of Seven-Up Bottling Company of San Francisco, California.

   Mr. Siracusa is the former President of the Bay Area Council, a non-profit public policy organization, which he headed for 24 years. Mr. Siracusa is an independent consultant in public and government affairs.

   Mr. McKean has served as Chairman of the Board of the Company since January 1994. Mr. McKean is a managing partner at Burr, Pilger, Mayer & McKean (CPAs), San Francisco, California.

   Ms. Collins is the Chief Executive Officer of WDG Ventures, Inc., San Francisco, California, a real estate development firm she founded in 1982.

   Mr. Foster is an independent financial consultant with over 20 years of banking and financial experience. Mr. Foster was the President of Aircraft Technical Publishers, Brisbane, California, an aircraft maintenance library services company, from February 1989 until August 1992.

   There is no family relationship among the above directors.

BOARD OF DIRECTORS MEETINGS, COMMITTEES AND COMPENSATION

Meetings

   Meetings of our Board of Directors are generally held monthly. The Board of Directors of the Company held ten meetings during the fiscal year ended December 31, 2000. During 2000, no director of the Company attended fewer than 75% of the total number of meetings held by the Company's Board of Directors held while he or she was a director and by all committees of the Board of Directors of the Company on which he or she served during the period that he or she served.

Fees

   The directors' fees for non-employee directors, other than the Chairman of the Board, were as follows: a monthly retainer of $2,000 if the person is a director of the Company but not Bay View Bank, and a monthly retainer of $2,500 if the person is a director of both the Company and Bay View Bank; a fee of $1,500 per board meeting attended, or $1,000 in the case of telephonic meetings attended; and a fee of $1,000 per committee meeting attended, or $500 in the case of telephonic meetings attended, plus $500 per committee meeting for the Chairman of the Audit Committee and $250 per committee meeting for the Chairman of each other committee. No fee is paid for attendance at any committee meeting held on the same day as a board meeting, except that committee Chairman fees are paid regardless of whether the committee meeting is held on the same day as a Board meeting. Directors Collins and Foster receive the same attendance fees for attending meetings of Bay View Bank's Board of Directors. Mr. McKean, the Chairman of the Board, was paid a director's retainer of $2,500 per month, plus a chairman's retainer of $5,000 per month and he receives $1,500 per board meeting attended, or $1,000 in the case of telephonic meetings attended. He also receives $1,000 per Company or Bay View Bank Committee meeting attended, or $500 in the case of telephonic committee meetings attended. Only one fee for attendance at Board meetings of the Bank and the Company is paid when meetings of the Bank and the Company Boards are held on the same day.

Stock Option Awards

   On January 28, 2000, options to purchase 5,000 shares of Company common stock at the exercise price of $9.97 were granted to each of the non-employee directors. The options became exercisable in full on January 28, 2000, and will expire on January 28, 2010.

   Information regarding stock options granted to Mr. Sondker, the President, Chief Executive Officer and a director of the Company until March 2001, is contained in the table captioned "Option Grants in Last Fiscal Year".

Stock in Lieu of Cash Compensation Plan

   In 1996, we adopted the Stock in Lieu of Cash Compensation Plan for Non-Employee Directors (the "Stock in Lieu of Cash Plan"). The Stock in Lieu of Cash Plan provides for the deferral of director fees earned by non-employee directors in the form of Stock Units ("Stock Units"), which are credited to accounts maintained for the non-employee directors ("Stock Unit Accounts"). At least 20% of the fees paid to non-employee directors must be converted into Stock Units, and non-employee directors may elect to have up to 100% of their fees converted. The number of Stock Units per fee deferral is determined by dividing the amount of fees deferred by the fair market value per share of the Company common stock on the deferral date.

   Each non-employee director has credited to his or her Stock Unit Account an additional number of Stock Units to reflect cash dividends paid with respect to our common stock. The number of Stock Units is determined by multiplying the amount of the dividend per share by the number of Stock Units held in the non-employee director's Stock Unit Account on the dividend record date. Each Stock Unit Account will be settled as soon as practicable following the non-employee director's termination of service as a director, for any reason, by delivering to the non-employee director (or his beneficiary) the number of shares of our common stock equal to the number of whole Stock Units then credited to the non-employee director's Stock Unit Account. The non-employee director may elect to have such shares delivered in substantially equal annual installments over a period not to exceed ten years; in the absence of such an election, all of such shares will be delivered on the settlement date.

Amended Outside Directors Retirement Plan.

   Bay View Bank maintains the Amended Outside Directors Retirement Plan (the "Retirement Plan") for non-employee directors who retire from Bay View Bank's Board of Directors with at least three years of service on the Board and who were elected to the Bank's Board of Directors prior to 1996. Only directors McKean, Collins, Easley and Foster are eligible participants in the Retirement Plan. Pursuant to the Retirement Plan, the present values of the vested accrued benefits as of May 23, 1996 of each participant were contributed by Bay View Bank in cash to a grantor trust administered by a third-party trustee. The cash was then invested by the trustee in shares of our common stock purchased on the open market, which have been allocated to accounts maintained by the trustee for the Retirement Plan participants. Directors McKean, Easley, Collins and Foster received payments related to the Retirement Plan of $6,000, $3,000, $1,000, and $1,000 respectively, during 2000.

   The Retirement Plan provides that, in general, upon the termination of a participant's service as a director of Bay View Bank (and the Company, if the participant also serves as a director) prior to a change in control, the shares of our common stock allocated to the participant's account will be distributed in ten installments, with the first installment being made within 30 days after termination of service and each subsequent installment being made annually thereafter (the "normal form of payment"). A participant may elect, within 15 days after termination of service, to instead have the shares of stock allocated to his account sold by the trustee and receive the proceeds in cash, paid in ten installments, with the first installment being paid within 30 days after termination of service and each subsequent installment being paid annually thereafter (the "cash installment form of payment"). The cash proceeds not immediately distributed would be invested in permissible investments with the participant entitled to any earnings on such investments up to a specified amount. If a participant's service is terminated in connection with or after a change in control, the participant will automatically receive the cash installment form of payment, unless the Board of Directors of the Bank determines prior to the change in control to require the trustee to make a single, lump-sum cash payment of the value of each participant's account balance immediately after such a termination of service. A participant whose service terminates before a change in control and who begins receiving the normal form of payment will, in the event of a change of control, thereafter receive the cash installment form of payment for the remaining value of his or her account. During the year ended December 31, 2000, we distributed 5,253 shares of our common stock under the Stock in Lieu of Cash Plan to two individuals who resigned from service as directors.

Committees

   Set forth below is information regarding the Audit, Compensation and Benefits and Nominating Committees.

   The Audit Committee reviews audit and regulatory reports and related matters to ensure effective compliance with regulatory and internal policies and procedures. Directors McKean, Collins and Foster were members of this Committee during 2000. Mr. Easley joined the Committee during 2001. The Committee held eight meetings during 2000. Additional information concerning the Audit Committee appears under the heading "Report of the Audit Committee". The Charter of the Audit Committee is set forth in Appendix A hereto.

   The Compensation and Benefits Committee is responsible for review and recommendations for approval by the Board of senior officers' salaries, other compensation and benefit programs and Board of Directors and committee fees. The members of the Compensation and Benefits Committee during 2000 were Directors Collins, Greber and McKean. Mr. Siracusa joined the Committee during 2001. The Committee held four meetings during 2000. Additional information concerning the Compensation Committee appears under the heading "Compensation Committee Report on Executive Compensation". The members of the Compensation Committee are also members of the Stock Option Committee, which administers the various Company stock option plans and approves grants of stock options under the plans.

   The Nominating Committee of the Company is responsible for nominating persons to serve on the Board of Directors and as Chairman of the Board. Directors Foster, McKean and Goldstein are members of this Committee. The Committee did not meet during 2000. While the Nominating Committee will consider nominees recommended by stockholders, the Committee has not actively solicited such nominations. Pursuant to our Bylaws, nominations by stockholders must be delivered in writing to the Secretary of Bay View Capital Corporation not less than 60 nor more than 90 days before the date of the annual meeting, except that if less than 70 days' notice or prior disclosure of the date of the meeting is given or made to stockholders, nominations must be delivered no later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting is mailed or public disclosure of the date of the meeting is made.

EXECUTIVE COMPENSATION

   The following table sets forth information concerning the compensation for services in all capacities to us for the years indicated of the Chief Executive Officer of the Company and our four other most highly compensated executive officers of the Company during fiscal 2000 (the "named officers"). Annual bonuses are shown in the year earned, although they are not paid until March of the following year.

                           SUMMARY COMPENSATION TABLE

                                                                   Long Term
                                                                  Compensation
                                                                  ------------
                                            Annual Compensation    Awards(1)
                                           ---------------------- ------------
                                                                     Shares
                                                                   Underlying   All Other
 Name and Principal Position during 2000   Year  Salary   Bonus    Options(1)  Compensation
 ---------------------------------------   ---- -------- -------- ------------ ------------
Edward H. Sondker........................  2000 $425,000 $    --     10,000      $41,131(2)
President and Chief Executive Officer      1999  412,500  255,000    40,000       17,514(2)
                                           1998  375,000  100,000    50,000       20,045(2)

John N. Buckley..........................  2000 $215,000 $ 86,000    25,000      $21,521(3)
Executive Vice President and               1999  200,000   80,000    15,000       37,976(3)
Chief Credit Officer                       1998  175,000   38,000     7,500       17,649(3)

Matthew L. Carpenter.....................  2000 $250,000 $187,500    25,000      $16,917(4)
President and Chief Executive Officer,     1999  177,083  116,781     5,000       24,525(4)
Bay View Commercial Finance Group          1998  153,750   82,688     7,000       25,115(4)

Ronald L. Reed...........................  2000 $230,000 $ 92,000    25,000      $31,515(5)
Executive Vice President And Director of   1999  220,000   88,000    15,000       12,333(5)
Management Information Systems and Loan    1998  190,000   63,000    12,500        4,337(5)
Servicing

Douglas J. Wallis (6)....................  2000 $235,000 $ 94,000    25,000      $   869(7)
Executive Vice President, General Counsel  1999   56,250      --     30,000          --
and Corporate Secretary

--------
(1) No restricted stock awards or Long Term Incentive Plan payouts were made to the individuals shown during any year.

(2) 2000: matching contribution to Mr. Sondker's 401(k) Plan account, $7,650; life insurance premium, $966; split dollar life insurance premium, $1,758; excess vacation buyback, $29,972; executive physical, $785. The value of the allocation to Mr. Sondker's Employee Stock Ownership Plan ("ESOP") account for 2000 is not yet available.

    1999: matching contribution to Mr. Sondker's 401(k) Plan account, $7,200; life insurance premium, $2,592; split dollar life insurance premium, $2,145; cancellation of 30,000 options in November, 1999 in exchange for $1; allocation to Mr. Sonker's ESOP account, $5,576.

    1998: matching contribution to Mr. Sondker's 401(k) Plan account, $5,550; life insurance premium, $120; split dollar life insurance premium, $1,941; executive physical, $2,576; allocation to Mr. Sondker's ESOP account, $9,858.

(3) 2000: matching contribution to Mr. Buckley's 401(k) Plan account, $10,167; life insurance premium, $775; excess vacation buyback, $10,579. The value of the allocation to Mr. Buckley's ESOP account for 2000 is not yet available.

    1999: matching contribution to Mr. Buckley's 401(k) Plan account, $9,600; life insurance premium, $2,022; cancellation of 7,500 options in exchange for $20,775; allocation to Mr. Buckley's ESOP account, $5,579.

    1998: matching contribution to Mr. Buckley's 401(k) Plan account, $7,744; life insurance premium, $47; allocation to Mr. Buckley's ESOP account, $9,858.

(4) 2000: matching contribution to Mr. Carpenter's 401(k) Plan account, $10,200; life insurance premium, $717; automobile allowance, $6,000. The value of the allocation to Mr. Carpenter's ESOP account for 2000 is not yet available.

    1999: matching contribution to Mr. Carpenter's 401(k) Plan account, $9,600; life insurance premium, $1,814; automobile allowance, $6,000, executive physical $1,535; allocation to Mr. Carpenter's ESOP account, $5,576.

    1998: matching contribution to Mr. Carpenter's 401(k) Plan account, $9,225; life insurance premium, $32; automobile allowance, $6,000; allocation to Mr. Carpenter's ESOP account, $9858.

(5) 2000: matching contribution to Mr. Reed's 401(k) Plan account, $5,137; life insurance premium, $852; excess vacation buyback, $25,526. The value of the allocation to Mr. Reed's ESOP account for 2000 is not yet available.

    1999: matching contribution to Mr. Reed's 401(k) Plan account, $4,562; life insurance premium, $2,195; allocation to Mr. Reed's ESOP account, $5,576.

    1998: matching contribution to Mr. Reed's 401(k) Plan account, $762; life insurance premium, $3,575.

(6) Mr. Wallis joined the Company on October 1, 1999.

(7) 2000: Life insurance premium, $869.

   The following table sets forth certain information concerning grants of stock options pursuant to the 1995 Stock Option Plan to the named officers in 2000. There were no repricings of option grants during 2000. No stock appreciation rights "SARs" were granted in 2000.


                                                                                   Potential Realizable
                                            Individual Grants                        Value At Assumed
                         -------------------------------------------------------- Annual Rates of Stock
                                          % of Total Options                      Price Appreciation for
                         Number of Shares     Granted to     Per Share                 Option Term
                            Underlying     Employees in the  Exercise  Expiration ----------------------
   Name                  Options Granted     Fiscal Year       Price      Date        5%         10%
   ----                  ---------------- ------------------ --------- ---------- ---------- -----------
Edward H. Sondker.......      10,000             1.21%        $9.1250   5/30/10   $   57,387 $   145,429


John N. Buckley.........      15,000             1.82%         8.5625    3/1/10       80,774     204,696
                              10,000             1.21%         9.1250   5/30/10       57,387     145,429

Matthew L. Carpenter....      15,000             1.82%         8.5625    3/1/10       80,774     204,696
                              10,000             1.21%         9.1250   5/30/10       57,387     145,429

Ronald L. Reed..........      15,000             1.82%         8.5625    3/1310       80,774     204,696
                              10,000             1.21%         9.1250   5/30/10       57,387     145,429

Douglas J. Wallis.......      15,000             1.82%         8.5625    3/1/10       80,774     204,696
                              10,000             1.21%         9.1250   5/30/10       57,387     145,429

   The following table sets forth certain information concerning option exercises during the last fiscal year and the number and value of unexercised stock options at December 31, 2000 held by the named officers. None of the named officers held any SARs at December 31, 2000 or exercised any SARs during 2000.

   AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND OPTION VALUES AT
                               DECEMBER 31, 2000

                                                  Number of Shares        Value of Unexercised
                                               Underlying Unexercised    In-the-Money Options at
                           Shares                 Options at FY-End           FY-End ($)(1)
                          Acquired    Value   ------------------------- -------------------------
   Name                  On Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
   ----                  ----------- -------- ----------- ------------- ----------- -------------
Edward H. Sondker.......      --        --      322,000      46,000          --           --
John N. Buckley.........      --        --       80,000      25,000          --           --
Matthew L. Carpenter....      --        --       41,000      31,500          --           --
Ronald L. Reed..........      --        --       42,500      30,000          --           --
Douglas J. Wallis.......      --        --        9,000      46,000          --           --

--------
(1) All option exercise prices exceeded the fair market value of $6.25 of the underlying shares at December 29, 2000, consequently, there were no in-the-money options at that time.

EMPLOYMENT CONTRACTS

   We have employment agreements with each of the named officers, except Mr. Sondker, whose resignation as President and Chief Executive Officer took effect upon the naming of his successor, Mr. Goldstein, on March 28, 2001. Each agreement provides for an initial term of one year with automatic renewal for an additional year on each December 31 unless the Company or the executive gives prior written notice that the agreement is not to be renewed. At January 1, 2000, the agreements provided for the payment of base salary as follows:
Mr. Sondker, $425,000 per annum; Mr. Buckley, $215,000 per annum; Mr. Carpenter, $185,000 per annum; Mr. Reed, $230,000 per annum and Mr. Wallis, $225,000 per annum. The agreements provide for base salary review on July 1 of each year. All of the contracts provide that salary increases are not guaranteed or automatic. The contracts also provide for participation in an equitable manner in employee benefits applicable to executive personnel. In the event of termination without cause, other than within 24 months after a change in control of the Company, the executive would be entitled to receive a lump sum severance payment of 18 months' salary. Upon a change in control followed within 24 months by the involuntary termination of an executive (including the executive's relocation or a reduction in benefits or responsibilities) without cause, the executive would be entitled to a lump sum severance payment of 200% of annual salary plus target bonus.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such acts.

   The Compensation and Benefits Committee of the Board of Directors has furnished the following report on executive compensation:

             COMPENSATION PHILOSOPHY REGARDING EXECUTIVE OFFICERS

   The Compensation and Benefits Committee (the "Committee") of the Board of Directors is responsible for supervising and approving the compensation and benefits of the executive officers of the Company. The Committee seeks to ensure that the compensation of senior executives is consistent with the overall performance goals of the Company. In executing its responsibilities, the Committee considers the three components of compensation for executive officers: (1) base salary; (2) annual incentives; and (3) long-term incentives. The underlying goal of corporate compensation is to tie the executive's compensation to performance of the Company as a whole, and to achievement of individual objectives. This goal is implemented by weighing the two variable compensation components, namely, annual and long term incentives, more heavily than base salary. Compensation levels for base salary are intended to be competitive at the market median. Executives can attain total compensation at above market levels by accomplishing their individual goals at the same time that the Company has achieved stated corporate goals.

   In 2000, the Committee retained the services of Strategic Compensation Associates ("SCA"), an independent compensation consulting firm, to competitively assess the Company's executive compensation programs and make appropriate recommendations in accordance with the Committee's pay-for-performance philosophy. SCA compiled a composite group of peer institutions and analyzed peer group compensation data from proxy statements, financial data, annual reports and published surveys; pay data was appropriately adjusted to compare with the Company's size. SCA derived market consensus levels of total compensation for each executive position of the Company based on experience, responsibilities and scope of duties, and made recommendations as to appropriate base salary and target annual and long-term incentive compensation levels. Based on SCA's recommendations, the Committee made certain changes to existing salary levels for executive officers of the Company in July 2000, such that base salaries were generally set at market consensus levels for each position, with the exception of the Company's Chief Executive Officer, whose base compensation remained unchanged from the prior year and was below the market consensus level. The Chairman of the Board of each of the respective subsidiaries made determinations for salary levels for executive officers of those subsidiaries, also based on peer data comparison provided by SCA. Ranges for target long-term compensation for each executive position were also established by the Committee based on SCA's recommendations.

   Incentive and bonus programs for executive officers have been utilized by the Company for many years. Annual incentive plans for the executive officers measure performance based upon (1) the creation of shareholder value as reflected in certain financial measurements, (2) business unit performance; and (3) individual performance, as measured against goals and objectives in the Company's business plan. The annual incentive plans for executive officers require that certain thresholds of corporate performance and regulatory ratings be met prior to an executive being entitled to an incentive payment.

   The 2000 Annual Senior Management Incentive Plan (the "2000 Plan") for the executive officers of the Company and Bay View Bank contained certain corporate goals which were required to be met prior to any officer becoming eligible for a bonus. These thresholds were cash earnings of the Company and regulatory examination results, including a satisfactory Community Reinvestment Act ("CRA") rating. In June 2000, after the decision by the Board of Directors to explore strategic options including a possible sale of all or part of the Company, the Committee determined that, in light of the Board's decision to pursue a different strategic direction of the Company, the previously established performance measures no longer represented the strategy of the Company. The Committee determined that it was in the best interests of the Company to retain the officers of the Company during this critical period and to have them focus on the new strategic direction of the Company. The Committee therefore acted to eliminate the corporate performance measure of the 2000 Plan and to use attainment of business unit and individual performance measures as the basis for eligibility for payment under the plans. To further retain the executives of the Company, the Committee approved amending the 2000 Plan to provide that, to receive a payment under the 2000 Plan, the executive must be employed by the Company on the date of payment in March 2001 rather than on the last day of the performance period (the calendar year). Production subsidiary units were required to meet performance targets based on production levels, asset quality and expense control, and such goals were exceeded by Bay View Commercial Finance Group. Consequently, the named officers were entitled to payments under the 2000 Plan as follows: Mr. Sondker, $0; Mr. Buckley, $68,800; Mr. Carpenter, $187,500; Mr. Reed, $92,000;
and Mr. Wallis, $94,000. Mr. Buckley received an additional discretionary bonus award of $17,200 in recognition of the need to retain him through the performance period. The bonus payments to the named officers totaled $459,300.

   In January 1998, the Committee approved a long-term incentive plan (the "Performance Stock Plan") designed by SCA to complement the Company's existing stock option program through which awards are contingent on the achievement of specific performance measures as set forth in the Performance Stock Plan. The Performance Stock Plan was submitted to and approved by the Company's shareholders at the May 1998 annual stockholders' meeting. In December 1998, the Committee approved a Supplemental Phantom Stock Unit Plan (the "Supplemental Plan"), which was ratified by the Board in January 1999 (the Performance Stock Plan and the Supplemental Plan are referred to collectively as the "Long-term Incentive Plan"). No awards were made in 2000 to any participant in the Performance Stock Plan and the Supplemental Plan, as target performance measures were not achieved. The Performance Stock Plan and the Supplemental Plan expired on December 31, 2000.

   The Committee considers the grant of stock options to executive officers to be an important component of long-term compensation. In 2000, options were granted to the named executive officers other than pursuant to the Performance Stock Plan as follows: Mr. Sondker, 10,000 shares; Mr. Buckley, 25,000 shares; Mr. Carpenter, 25,000 shares; Mr. Reed, 25,000 shares; and Mr. Wallis, 25,000 shares. The grants were based on the Committee's recognition of the leadership skills of the named individuals and the importance of retaining the named individuals because of their impact on the future success of the Company. During 1997, the Company established a split-dollar life insurance policy for Mr. Sondker. The policy was funded by the tax-free conversion of the cash surrender value of an existing policy that no longer served a valid purpose. The new policy is owned by the executive but provides for an assignment back to the Company of the amount contributed by the Company. The assignment would be terminated upon a change in control of the Company.

                         CEO COMPENSATION DURING 2000

   Edward H. Sondker commenced employment as the Company's President and Chief Executive Officer on August 1, 1995. Mr. Sondker's base salary was set at $425,000 effective July 1, 1999, as a result of recommendations made by SCA and in accordance with the Committee's philosophy of setting base salary at peer market average for a comparable position. Mr. Sondker's base salary was not adjusted during 2000. Mr. Sondker's total compensation package includes:
(1) the aforementioned base salary; (2) annual incentive target award of up to 60% of annual base salary based upon achievement of agreed-upon 2000 performance goals; (3) long-term compensation consisting of options to purchase 368,000 shares of Bay View common stock (representing cumulative grants since his date of hire) vesting over three years; (4) PSUs and options, if earned, under the Long-term Incentive Plan; (5) the split-dollar life insurance policy described above; and (6) a one year employment contract. Mr. Sondker did not receive an annual incentive award payment for 2000. On
January 1, 2000, Mr. Sondker's employment agreement (described elsewhere in this Proxy Statement) was renewed for an additional one-year term. On February 14, 2001 Mr. Sondker announced his resignation from his position as President and Chief Executive Officer and the termination of his contract upon the Board's identification of his successor. On March 28, 2001, Mr. Goldstein joined our Board of Directors and was named as Mr. Sondker's successor.

                             EMPLOYMENT CONTRACTS

   A description of the employment contracts with the named officers is contained elsewhere in this Proxy Statement. Mr. Goldstein's employment contract was entered into effective March 27, 2001, subject to bank regulatory approval. Mr. Goldstein's total compensation package set forth in his employment agreement includes: (1) an annual base salary of $750,000; (2) an annual bonus in accordance with the Company's incentive compensation policies for executive officers, but in no event less than $375,000 for the first year of the Agreement's term; (3) long-term compensation consisting of options to purchase 1,250,000 shares of Bay View common stock vesting one-third immediately and the remainder over two years; (4) use of a company-owned automobile, including reimbursement for all gasoline, insurance, repairs and maintenance; (5) reasonable relocation expenses and $4,000 per month housing allowance for a period of twelve months or until he purchases a home in the San Francisco Bay area, whichever occurs sooner; (6) annual dues for membership in one fitness club and one dinner club and reasonable club usage charges related to the Company's business; and (7) reimbursement for the cost of two round-trip first class tickets per month for travel to the Eastern United States. The agreement also provides for participation in an equitable manner in employee benefit plans applicable to executive personnel. Mr. Goldstein's employment contract is for an initial period of three years and on each day the agreement is in effect, it extends for one additional day so that at all times the term is three years. In the event of Mr. Goldstein's termination without cause or voluntary termination for good reason other than during a period that is 270 days preceding or 180 days following a change in control (a change in control period), Mr. Goldstein would be entitled to receive a lump sum severance payment equal to the remainder of his salary through the end of the term, plus payment for the aggregate premiums that would be payable during the three years by Mr. Goldstein to obtain the same medical, health, disability and life insurance coverage. In the event of termination without cause within a change in control period, or upon the executive's voluntary termination within 180 days after a change in control, Mr. Goldstein would be entitled to receive a severance payment equal to 2.99 times his base salary plus annual target bonus. Notwithstanding the above severance provisions, the Company has the right to terminate Mr. Goldstein's employment without cause at the end of 18 months of the term, effective September 27, 2002, and pay him severance equal to 18 months salary plus the bonus payable for the year in which the termination is effective, plus payment for the aggregate premiums that would be payable during the 18 months following Mr. Goldstein's termination for him to obtain the same medical, health, disability and life insurance coverage.

                    DEDUCTIBILITY OF EXECUTIVE COMPENSATION

   Federal tax laws limit the deduction a publicly-held company is allowed for compensation paid to its chief executive officer and its four most highly compensated executive officers. Generally, amounts in excess of $1 million (other than performance-based compensation) paid in any tax year to a covered executive cannot be deducted. The Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion the Committee deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

   The foregoing report is furnished by the Compensation Committee of the Board of Directors of Bay View Capital Corporation.

   Ms. Collins, Chairperson
                                          Mr. McKean               Mr. Greber

   There were no Compensation Committee Interlocks as defined in Item 402(k) of Regulation S-K under the Securities Act of 1933.

Certain Relationships and Related Transactions

   As a matter of policy, to avoid any potential conflict of interest or preferential treatment, we do not make loans to our directors and executive officers. At December 31, 2000, there were no outstanding loans to any director or executive officer of the Company.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

   The line graph below compares the cumulative total stockholder return on our common stock to the cumulative total return of the Dow Jones Banks Index and the Dow Jones U.S. Total Market Index for the period December 31, 1995 through December 31, 2000. The graph assumes that $100 was invested on December 31, 1995 and that all dividends were reinvested.

                            CUMULATIVE TOTAL RETURN
            BAY VIEW CAPITAL CORPORATION, DOW JONES BANKS INDEX AND
                       DOW JONES U.S. TOTAL MARKET INDEX


                        [PERFORMANCE GRAPH APPEARS HERE]

                                                            DOW
                                               DOW         JONES
Measurement Period                            JONES         US
(Fiscal Year Covered)         BAY VIEW        BANKS        TOTAL
-------------------          ----------     ---------    ---------
Measurement Pt-12/31/95      $10            $10          $10
FYE 12/31/96                 $15            $13          $12
FYE 12/31/97                 $26            $20          $16
FYE 12/31/98                 $16            $22          $20
FYE 12/31/99                 $10            $19          $24
FYE 12/31/00                 $49            $23          $22

        PROPOSAL II--AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION

INTRODUCTION

   We recently raised $137.5 million in additional equity capital by means of two concurrent offerings. In connection with these offerings, we committed to submit a proposal to our stockholders increasing the authorized number of shares of our common stock as described below.

   In our first offering, we sold 23,965,477 shares of our common stock, at $4.59 per share, pursuant to transferable subscription rights that were distributed to all of our stockholders of record at the close of business on April 23, 2001. In our second offering, we entered into agreements with certain institutional and high net-worth individuals, whom we refer to as standby purchasers, pursuant to which we sold to the standby purchasers,
5,991,369 of our units at $4.59 per share, and         shares of our common
stock, also at $4.59 per share. Each of our units consists of one share of our 4% Series A Convertible Preferred Stock ("Preferred Stock") and one warrant to purchase .050072 of a share of our common stock at a price per share equal to $4.59. Each share of our Preferred Stock is convertible into one share of our common stock, subject to adjustment, upon our delivery of notice to the holders of Preferred Stock that we have a sufficient number of authorized, unissued and unreserved shares of common stock to permit conversion of all shares of Preferred Stock. Each warrant is exercisable for .050072 of a share of common stock, subject to adjustment, only upon our delivery of notice to the holders of the warrants that we have a sufficient number of authorized, unissued and unreserved shares of common stock to permit the exercise of all of our warrants. As described below, we do not currently have a sufficient number of authorized shares of common stock to permit conversion of our preferred stock or the exercise of our warrants.

   Our restated certificate of incorporation provides that we are authorized to issue two classes of stock, consisting of 60,000,000 shares of common stock and 7,000,000 shares of preferred stock. After completion of the offerings, as of May 21, 2001:

  .  we had approximately 56,615,991 shares of common stock issued;

  . we had approximately 2,821,490 options to purchase shares of common stock outstanding, and the same number of shares of common stock reserved for issuance;

  . we had approximately 523,885 shares of common stock reserved for issuance upon the exercise of options not yet granted under our existing stock option plans;

  . we had 5,991,369 shares of Preferred Stock outstanding, which are automatically convertible into 5,991,369 shares of common stock; and

  .  we had warrants to purchase 300,000 shares of common stock outstanding.

   As of May 21, 2001, the aggregate number of shares of common stock issued and reserved for issuance upon the exercise of options was approximately 59,961,366. With 60,000,000 authorized shares of common stock, we do not have a sufficient number of authorized, unissued and unreserved shares of our common stock to permit conversion of all of the shares of Preferred Stock or to permit the exercise of all of our warrants. In connection with the offering to the standby purchasers, we committed that we would submit a proposal to our stockholders to increase the authorized number of shares of common stock to permit conversion of all our Preferred Stock and the exercise of all of our warrants. Accordingly, on April 26, 2001, our Board of Directors approved and adopted an amendment to our restated certificate of incorporation, subject to stockholder approval, to increase the authorized number of shares of common stock to 80,000,000 shares. The proposed amendment to our restated certificate of incorporation does not change the authorized number of shares of our preferred stock. The following is the text of Section 4 of our restated certificate of incorporation, as proposed to be amended:

  "Section 4. Capital Stock. The total number of shares of capital stock which the Company has authority to issue is 87,000,000, of which 80,000,000 shall be common stock, par value $.01 per share, and of which 7,000,000 shall be serial preferred stock, par value $.01 per share, with rights and preferences to be determined by the board of directors upon issuance."

Purpose and Effect of Amendment

   The principal purpose of the proposed amendment to our restated certificate of incorporation is to authorize additional shares of common stock in order to permit the conversion of all of the shares of Preferred Stock into shares of common stock and the exercise of all of the warrants. In addition, we need to ensure that there is a sufficient number of shares of authorized common stock available to us in the future in the event our Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of securities, to acquire another company or its business or assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees, officers, or directors or to pursue other matters.

   If this proposal is approved, we are obligated to deliver notice to the holders of Preferred Stock that we have a sufficient number of authorized, unissued and unreserved shares of common stock to permit conversion of all of the shares of Preferred Stock and to deliver notice to the holders of the warrants that we have a sufficient number of authorized, unissued and unreserved shares of common stock to permit the exercise of all of the warrants. The delivery of these notices will automatically convert all of the outstanding shares of Preferred Stock into a similar number of shares of common stock and will permit the exercise of the warrants to purchase shares of common stock.

   As of the date of this Proxy Statement, other than as contemplated by the agreements with the standby purchasers or our stock option plans, our board of directors has no agreement, arrangement or intention to issue any of the shares for which approval is sought. If the proposed amendment to our restated certificate of incorporation is approved by the stockholders, our board of directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law, the rules of the New York Stock Exchange or other applicable requirements.

Potential Effect of the Proposed Amendment on the Holders of Common Stock

   If the proposed amendment is approved, the authorized number of shares of common stock will be increased, which will cause all of the shares of our Preferred Stock to be automatically converted into a similar number of shares of common stock and will allow the warrants to be exercised. The issuance of additional shares of common stock upon the conversion of the Preferred Stock could effect holders of common stock in a number of respects, including potentially diluting primary earnings per share and the value per share of outstanding common stock. However, upon conversion of the Preferred Stock we will no longer be obligated to pay the 4% ($1.1 million) preferred dividend. In addition, the increase in the authorized number of shares of common stock will allow the future issuance of additional shares of common stock, which could also affect our stockholders in a number of respects, including the following:

  . by diluting the voting power of the current holders of our common stock at such time; and

  . by diluting any earnings per share and book value per share of outstanding shares of our common stock at such time.

   The proposed amendment could, under certain circumstances, also have an anti-takeover effect, although this is not its intention. For example, in the event of a hostile attempt to take control of us, it may be possible for us to endeavor to impede the attempt by issuing shares of common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of us. The proposed amendment therefore may have the effect of discouraging unsolicited takeover attempts. Our Board of Directors, however, is not aware of any attempt or proposal to take control of us.

Implementing the Proposed Amendment

   If approved by the stockholders at the Meeting, the proposed amendment to our restated certificate of incorporation will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware. Although our board of directors intends to file the certificate of amendment as soon as practicable after the Meeting, if, in the judgment of our Board of Directors, any circumstances exist that would make consummation of the proposed amendment inadvisable, then, in accordance with Delaware law and notwithstanding approval of the proposed amendment to the certificate of incorporation by the stockholders, our Board of Directors may abandon the proposed amendment, either before or after approval and authorization thereof by the stockholders, at any time prior to the effectiveness of the filing of the certificate of amendment.

Vote Required

   The affirmative vote of the holders of a majority of the outstanding shares of our common stock and Preferred Stock, voting together as a single class, is required to approve the amendment to our restated certificate of incorporation to increase our authorized shares of common stock.

RECOMMENDATION

   The Board of Directors recommends a vote "FOR" the proposed amendment of the restated certificate of incorporation to increase the number of authorized shares of common stock to 80,000,000.

    PROPOSAL III--APPROVAL OF THE 2001 EQUITY INCENTIVE PLAN FOR EMPLOYEES

Description of the 2001 Equity Incentive Plan For Employees

   The Board of Directors of the Company adopted the 2001 Equity Incentive Plan for Employees, subject to stockholder approval of the 2001 Equity Incentive Plan for Employees. The purpose of the 2001 Equity Incentive Plan for Employees is to further the growth, development and financial success of the Company and the subsidiaries of the Company by providing additional incentives to those officers and key employees who are responsible for the management and affairs of the Company or the subsidiaries of the Company, which will enable them to participate in the growth of the capital stock of the Company.

   The 2001 Equity Incentive Plan for Employees will permit the granting of options to purchase common stock of the Company ("Options"), including Options intended to qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and Options not intended to so qualify ("Non-Qualified Stock Options") to those officers and key employees of Company and the subsidiaries of the Company (as defined in Section 424 of the Code) who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of Company and the subsidiaries of the Company. Directors of the Company who are not also officers or employees of the Company and the subsidiaries of the Company are not eligible to participate in the 2001 Equity Incentive Plan for Employees. Nothing contained in the 2001 Equity Incentive Plan for Employees affects the right of the Company or the subsidiaries of the Company to terminate the employment of an employee.

   The total number of shares of common stock that may be the subject of Options granted under the 2001 Equity Incentive Plan for Employees may not exceed 3,200,000 shares in the aggregate. If an Option expires or is terminated for any reason without having been fully vested or exercised, the number of shares subject to such Option that have not been purchased or become vested may again be made subject to an Option under the 2001 Equity Incentive Plan for Employees. Appropriate adjustments to outstanding Options and to the number or kind of shares subject to the 2001 Equity Incentive Plan for Employees are provided for in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions involving the Company, including a merger or a sale of all or substantially all of the assets of the Company. The maximum number of shares of common stock for which Options may be granted to any employee in any calendar year may not exceed 1,250,000 shares.

   The common stock is not currently authorized for issuance or listed for trading. The Company will seek to have the common stock listed for trading on the New York Stock Exchange. Approximately 900 persons will initially be eligible to participate in the 2001 Equity Incentive Plan for Employees, including executive officers of the Company and the subsidiaries of the Company.

   Subject to stockholder approval of the 2001 Equity Incentive Plan for Employees, the reservation of a sufficient number of authorized shares of common stock for issuance upon exercise of Options and the listing of such shares for trading on the New York Stock Exchange, grants of Options have been authorized to 25 employees exercisable for an aggregate of 2,872,500 shares of common stock at an exercise price of $4.59 per share, the same price per share of common stock as the subscription price of transferable rights issued to the Company's stockholders of record at the close of business on April 23, 2001. On April 26, 2001, the closing price of our common stock on the New York Stock Exchange was $4.95. The following chart summarizes the authorized grants:

                                                               Number of Shares
   Name and Position                                          Subject to Options
   -----------------                                          ------------------
   Robert B. Goldstein.......................................     1,250,000
   President and Chief Executive Officer

   Edward H. Sondker.........................................           --
   President and Chief Executive Officer during 2000

   John N. Buckley...........................................           --
   Executive Vice President

   Matthew L. Carpenter......................................           --
   Executive Vice President and Chief Operating Officer

   Ronald L. Reed............................................       150,000
   Executive Vice President

   Douglas J. Wallis.........................................           --
   Executive Vice President

   Barbara A. Teaford........................................       200,000
   Executive Vice President

   All Current Executive Officers as a Group.................     2,350,000

   All Employees as a Group..................................     2,872,500

   The 2001 Equity Incentive Plan for Employees will be administered solely by a committee of two or more members (the "Stock Option Committee"), each of whom must be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Code. The Stock Option Committee is authorized to (i) interpret the provisions of the 2001 Equity Incentive Plan for Employees and decide all questions of fact arising in its application; (ii) select the employees to whom Options are granted and determine the timing, type, amount, size and terms of each such grant and
(iii) make all other determinations necessary or advisable for the administration of the 2001 Equity Incentive Plan for Employees.

Incentive Options and Non-Qualified Options

   The exercise price of the shares of common stock subject to Options will be set by the Stock Option Committee but may not be less than 100% of the fair market value of such shares on the date the Option is granted as determined by the Stock Option Committee; provided that the Stock Option Committee retains the right to grant Non-Qualified Stock Options at less than 100% of the fair market value of such shares on the date the Option is granted.

   Options will be evidenced by written agreements in such form not inconsistent with the 2001 Equity Incentive Plan for Employees as the Stock Option Committee shall approve from time to time. Each agreement will state the period or periods of time within which the Option may be exercised, provided, however, that no

Option may be exercised in whole or in part during the first six months after such Option is granted unless expressly permitted by the Committee. The Stock Option Committee may accelerate the exercisability of any installments upon such circumstances and subject to such terms and conditions as the Stock Option Committee deems appropriate. Unless the Stock Option Committee accelerates exercisability, no Option that is unexercisable at the time of the optionee's termination of employment may thereafter become exercisable. No Option may be exercised after ten years from the date of its grant.

   An Option that has become exercisable generally terminates up to one year after the termination of employment due to death, retirement or total disability and three months after employment termination for any reason other than retirement, total disability or death. No Option may be assigned or transferred, except by will or by the applicable laws of descent and distribution. During the lifetime of the optionee, the Option may be exercised only by the optionee.

   The Stock Option Committee will determine whether Options granted are to be Incentive Stock Options meeting the requirements of Section 422 of the Code. Incentive Stock Options may be granted only to eligible employees. Any such optionee must own less than 10% of the total combined voting power of the Company or of any of its subsidiaries unless at the time such Incentive Stock Option is granted the price of the Option is at least 110% of the fair market value of the common stock subject to the Option and, by its terms, the Incentive Stock Option is not exercisable after the expiration of five years from the date of grant. An optionee may not receive Incentive Stock Options that first become exercisable in any calendar year for shares with an aggregate fair market value determined at the date of grant in excess of $100,000.

   The option price must be paid in full at the time of exercise unless otherwise determined by the Stock Option Committee. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise in cash or common stock at fair market value determined on the date of exercise, provided that if such shares of common stock were acquired through the exercise of an Incentive Stock Option and are used to pay the Option price of an Incentive Stock Option, such shares must have been held by the optionee for a period of not less than the holding period described in Section 422(a)(1) of the Code on the date of exercise or if such shares of common stock were acquired through exercise of a Non-Qualified Stock Option or of an option under a similar plan or through exercise of an Incentive Stock Option and are used to pay the Option price of a Non-Qualified Stock Option, such shares must have been held by an employee for a period of more than six months on the date of exercise. The purchase price of the shares with respect to which an Option is exercised may also be paid by a combination of the foregoing, as the Stock Option Committee may determine from time to time.

   It is the policy of the Stock Option Committee that any taxes required to be withheld must also be paid at the time of exercise. The Stock Option Committee may, in its discretion, allow an optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the optionee will simultaneously exercise the Option and sell the shares acquired thereby and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised.

Amendment and Termination

   The 2001 Equity Incentive Plan for Employees will remain in effect until all Options granted under the 2001 Equity Incentive Plan for Employees have been satisfied by the issuance of shares, except that no Option may be granted under the 2001 Equity Incentive Plan for Employees after April 6, 2011. Without stockholder approval, no amendments may be made to the 2001 Equity Incentive Plan for Employees to: (i) materially increase the maximum number of shares that may be issued under the 2001 Equity Incentive Plan for Employees, except to reflect adjustments in capitalization as described in the 2001 Equity Incentive Plan for Employees; (ii) materially increase the benefits accruing to participants under the 2001 Equity Incentive Plan for Employees or
(iii) materially modify requirements for eligibility for participation under the 2001 Equity Incentive Plan for Employees. In all other respects, the 2001 Equity Incentive Plan for Employees can be amended, modified, suspended or terminated by the Stock Option Committee, unless the Board of Directors determines that stockholder approval is also required, except that no modification, amendment or termination may be made to the 2001 Equity Incentive Plan for Employees, without the consent of an optionee, if such modification, amendment or termination will negatively affect the rights of the optionee under an Option previously granted.

Federal Income Tax Consequences

   Based on the advice of counsel, the Company believes that the normal operation of the 2001 Equity Incentive Plan for Employees should generally have, under the Code and the regulations thereunder, all as in effect on the date of this Proxy Statement, the principal federal income tax consequences described below. The tax treatment described below does not take into account any changes in the Code or the regulations thereunder that may occur after the date of this Proxy Statement. The following discussion is only a summary; it is not intended to be all-inclusive or to constitute tax advice, and, among other things, does not cover possible state or local or other federal tax consequences. This description may differ from the actual tax consequences of participation in the 2001 Equity Incentive Plan for Employees.

   An employee receiving an Option (an "Optionee") will not recognize taxable income upon the grant of the Option, nor will the Company be entitled to any deduction on account of such grant.

   In the case of Non-Qualified Stock Options, the Optionee will recognize ordinary income upon the exercise of the Non-Qualified Stock Option in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise. An Optionee exercising a Non-Qualified Stock Option is subject to federal income tax withholding on the income recognized as a result of the exercise of the Non-Qualified Stock Option. Such income will include any income attributable to any shares issuable upon exercise that are surrendered, if permitted under the applicable stock option agreement, in order to satisfy the federal or other income tax withholding requirements.

   Subject to the exceptions described herein, the basis of the shares received by the Optionee upon the exercise of a Non-Qualified Stock Option will be the fair market value of the shares on the date of exercise. The Optionee's holding period will begin on the day after the date on which the Optionee recognizes income with respect to the transfer of such shares, i.e., generally the day after the exercise date. When the Optionee disposes of the shares acquired upon exercise of a Non-Qualified Stock Option, the Optionee will generally recognize capital gain or loss under the Code rules that govern stock dispositions, assuming the shares are held as capital assets, equal to the difference between (i) the selling price of the shares and (ii) the sum of the option price and the amount included in his income when the Non-Qualified Stock Option was exercised. Any net capital gain (i.e., the excess of the net long-term capital gains for the taxable year over net short-term capital losses for such taxable year) will be taxed at a capital gains rate that depends on how long the shares were held and the Optionee's tax bracket. Any net capital loss may be used only to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. The use of shares to pay the exercise price of a Non-Qualified Stock Option, if permitted under the applicable stock option agreement, will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The Optionee will therefore recognize no gain or loss with respect to the surrendered shares and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent the number of shares received exceeds the number surrendered, the fair market value of such excess shares on the date of exercise, reduced by any cash paid by the Optionee upon such exercise, will be includible in the gross income of the Optionee. The Optionee's basis in such excess shares will equal the fair market value of such shares on the date of exercise, and the Optionee's holding period with respect to such excess shares will begin on the day following the date of exercise.

   Incentive Stock Options granted under the 2001 Equity Incentive Plan for Employees are intended to qualify as incentive stock options under Section 422 of the Code. A purchase of shares upon exercise of an Incentive Stock Option will not result in recognition of income at that time, provided the Optionee was an employee of the

Company or certain related corporations described in Section 422(a)(2) of the Code during the entire period from the date of grant of the Incentive Stock Option until three months before the date of exercise (increased to 12 months if employment ceased due to total and permanent disability). The employment requirement is waived in the event of the Optionee's death. Of course, in all of these situations, the Incentive Stock Option itself may provide a shorter exercise period after employment ceases than the allowable period under the Code. However, the excess of the fair market value of the shares purchased over the exercise price, determined on the date of exercise of the Incentive Stock Option will generally be included in the Optionee's alternative minimum taxable income in the year of exercise. Except as noted below, the basis of the shares received by the Optionee upon exercise of an Incentive Stock Option is the exercise price. The Optionee's holding period for such shares begins on the date of exercise.

   If the Optionee does not dispose of the shares transferred to the Optionee upon the exercise of an Incentive Stock Option within one year after such transfer or within two years after the date of the grant of such Incentive Stock Option, whichever is later, then any gain or loss realized by the Optionee on a later sale or exchange of such shares generally will be a long-term capital gain or a long-term capital loss equal to the difference between the amount realized upon the disposition and the exercise price, if such shares are otherwise a capital asset in the hands of the Optionee. Any net capital gain (i.e., the excess of the net long-term capital gains for the taxable year over net short-term capital losses for such taxable year) will be taxed at a capital gains rate that depends on how long the shares were held and the Optionee's tax bracket. Any net capital loss may be used only to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. If the Optionee sells the shares during such period (i.e., within two years after the date of grant of the Incentive Stock Option or within one year after the transfer of the shares to the Optionee), the sale will be deemed a "disqualifying disposition". In that event, the Optionee will generally recognize ordinary income for the year in which the disqualifying disposition occurs equal to the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise of such Incentive Stock Option or the amount realized from the sale exceeded the amount the Optionee paid for such shares. In the case of disqualifying dispositions resulting from certain transactions, such as gift or related party transactions, the Optionee will realize ordinary income equal to the fair market value of the shares on the date of exercise minus the exercise price. The basis of the shares with respect to which a disqualifying disposition occurs will be increased by the amount included in the Optionee's ordinary income. Disqualifying dispositions of shares may also, depending upon the sales price, result in capital gain or loss under the Code rules that govern other stock dispositions, assuming that the shares are held as a capital asset. The tax treatment of such capital gain or loss is summarized above.

   Subject to the exceptions described herein, the use of shares of common stock already owned by the Optionee to pay the purchase price of an Incentive Stock Option will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The Optionee will therefore recognize no gain or loss with respect to the surrendered shares and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the Optionee's basis in such excess shares will equal the amount of cash paid by the Optionee upon the exercise of the Incentive Stock Option, if any, and the Optionee's holding period with respect to such excess shares will begin on the date such shares are transferred to the Optionee. However, if payment of the purchase price upon exercise of an Incentive Stock Option is made with shares acquired upon exercise of an Incentive Stock Option before the shares used for payment have been held for the two-year or one-year period described herein, use of such shares as payment will be deemed a "disqualifying disposition" of the shares used for payment subject to the rules described above.

   The Company will generally be entitled to a tax deduction in connection with an Option under the 2001 Equity Incentive Plan for Employees in an amount equal to the ordinary income realized by the Optionee at the time such Optionee recognizes such income including any ordinary income realized by the Optionee upon a "disqualifying disposition" of an Incentive Stock Option as described herein, subject to the rules of Section 83 of the Code (and Section 162(m) of the Code, to the extent applicable) and the regulations thereunder.

   The otherwise allowable deduction for compensation paid or accrued with respect to "covered employees" within the meaning of Code Section 162(m)(3) is generally limited to $1,000,000 per taxable year unless such compensation is "performance-based compensation" within the meaning of Code Section 162(m)(4)(C) and the regulations thereunder. With the exception of Non-Qualified Stock Options granted at less than 100% of their fair market value on the date of grant (which includes all of the Option grants set forth in the chart above under the caption "Description of the 2001 Equity Incentive Plan for Employees"), the Company believes that compensation recognized under the Plan is performance-based and should not be treated as subject to the $1,000,000 limitation, but there is no assurance that such will be the case.

   The Company will recognize no gain or loss upon the issuance of shares of common stock under the 2001 Equity Incentive Plan for Employees.

   The foregoing discussion is only a summary of certain of the federal income tax consequences relating to the 2001 Equity Incentive Plan for Employees as in effect on the date of this Proxy Statement. No consideration has been given to the effects of federal estate, state, local and other laws (tax or other) upon the 2001 Equity Incentive Plan for Employees or upon the Optionee or the Company, which laws will vary depending upon the particular jurisdiction or jurisdictions involved.

RECOMMENDATION

  The Board of Directors recommends a vote "FOR" the proposed 2001 Equity Incentive Plan for Employees.

     PROPOSAL IV--ADOPTION OF 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

INTRODUCTION

   The Board of Directors of the Company adopted the 2001 Non-Employee Director Stock Option Plan (the "2001 Director Plan"), subject to stockholder approval of the 2001 Director Plan and the amendment increasing the number of authorized shares of common stock of the Company. The purpose of the 2001 Director Plan is to enhance the ability of the Company to attract and retain capable independent directors and motivate such independent directors to promote the best interests of Company and its subsidiaries.

Description of the 2001 Non-Employee Director Stock Option Plan

   The 2001 Director Plan provides for the grant of non-qualified stock options ("Director Options") to directors of the Company that are not employees of Company or any subsidiary and have not been employees of Company or any subsidiary during the immediately preceding 12-month period (each an "Outside Director"). The total number of shares of common stock that may be the subject of grants under the 2001 Director Plan may not exceed 500,000 shares in the aggregate.

   The number of persons who are eligible to participate in the 2001 Director Plan is currently seven. Subject to stockholder approval of the 2001 Director Plan and the amendment increasing the number of authorized shares of common stock of the Company, an option to acquire 50,000 shares of common stock at an exercise price of $4.59 per share will automatically be granted to each person who was an Outside Director on March 31, 2001 and also at the close of business on June 28, 2001, the date of the Company's 2001 Annual Meeting of Stockholders (six directors). Also an option to acquire 150,000 shares of common stock at an exercise price of $4.59 per share will automatically be granted to each person who became an Outside Director after March 31, 2001 and is also an Outside Director at the close of business on June 28, 2001(one director). Thereafter, each person who becomes an Outside Director, except for a person who terminates service as an Outside Director and is subsequently elected or appointed to the Board again, will receive an option for 50,000 shares of common stock at an exercise price equal to the greater of 100% of the closing price of the Company's common stock on the date of grant, as reported by the New York Stock Exchange, or the par value of the Company's common stock. In addition, on the date of the second regularly scheduled meeting of the Company's Board of Directors in each year following 2001, each Outside Director on such date shall automatically be granted an Option to purchase 5,000 shares of common stock at an exercise price equal to the greater of 100% of the closing price of the Company's common stock on the date of grant, as reported by the New York Stock Exchange, or the par value of the Company's common stock.

   Appropriate adjustments to outstanding Options and to the number or kind of shares subject to the 2001 Director Plan are provided for in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions involving the Company, including a merger or a sale of all or substantially all of the assets of the Company.

   The 2001 Director Plan will be administered solely by a committee of two or more members (the "Directors Plan Committee"), each of whom must be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Directors Plan Committee is authorized to (i) interpret the provisions of the 2001 Director Plan and make all relevant determinations; (ii) correct any defect, supply any omission and reconcile any inconsistency in the 2001 Director Plan and in any Director Option granted; and (iii) establish rules and regulations, not inconsistent with the provisions of the 2001 Director Plan, for the proper administration of the 2001 Director Plan.

Non-Qualified Stock Options

   Director Options will be evidenced by written agreements in such form not inconsistent with the 2001 Director Plan as the Directors Plan Committee shall approve from time to time. Each agreement will state the period or periods of time within which the Director Option may be exercised. Options shall be exercisable commencing six months after the date of grant. No Director Option that is unexercisable at the time of the optionee's termination of service as a Director may thereafter become exercisable. No Director Option may be exercised after ten years from the date of grant. An outstanding Director Option that has become exercisable generally terminates one year after termination of an Outside Director's service as a Director due to death or disability and three months after termination of an Outside Director's service as a Director for any reason other than death or retirement. An outstanding Director Option that has become exercisable terminates three years after termination of an Outside Director's service as a director by reason of retirement after reaching 55 years of age and having served at least five years as a director, If a Director Option expires or is canceled for any reason without having been fully exercised or vested, the number of shares subject to such Director Option that had not been purchased or become vested may again be made subject to a Director Option under the 2001 Director Plan.

   The option price must be paid in full in cash at the time of exercise. It is the policy of the Directors Plan Committee that any taxes required to be withheld must also be paid at the time of exercise.

   Except as provided in the next sentence, no Director Option is assignable or transferable by any Outside Director otherwise than by will or by the laws of descent and distribution. However, the Directors Plan Committee may, in its discretion, authorize all or a portion of a Director Option to be issued on terms that permit transfer by the Outside Director to (i) the spouse, children or grandchildren of the Outside Director ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members or
(iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the Option Agreement pursuant to which such Director Option is granted must be approved by the Directors Plan Committee and expressly provide for transferability restrictions applicable to the Outside Director and (z) subsequent transfers of the Director Option are prohibited other than by will or the laws of descent and distribution.

Amendment and Termination

   The Board of Directors may modify or amend the 2001 Director Plan as it deems advisable, provided, however, that the Board of Directors may not without approval of the Company's stockholders (a) increase the aggregate number of shares of common stock as to which Director Options may be granted under the 2001 Director Plan, except for permissible adjustments, (b) change the class of persons eligible to receive Director Options, (c) change the provisions of the 2001 Director Plan regarding the price, (d) extend the period during which Director Options may be granted, (e) extend the maximum period after the date of grant during which Director Options may be exercised or (f) change the provision in the 2001 Director Plan as to the qualification for membership on the Director Plan Committee. Moreover, the Board may, at any time and from time to time, suspend or terminate the 2001 Director Plan. However, no modification, amendment, suspension or termination of the 2001 Director Plan may alter or impair any rights or obligations under any outstanding Director Option without the consent of the optionee.

Non-Applicability of ERISA

   Based upon current law and published interpretations, the Company believes that the 2001 Director Plan is not governed by the Employee Retirement Income Security Act of 1974, as amended.

Federal Income Tax Consequences

   The 2001 Director Plan is not a qualified plan under Section 401(a) of the Code. Based on the advice of counsel, the Company believes that the normal operation of the 2001 Director Plan should generally have, under the Code and the regulations thereunder, all as in effect on the date of this Proxy Statement, the principal federal income tax consequences described below. The tax treatment described below does not take into account any changes in the Code or the regulations thereunder that may occur after the date of this Proxy Statement. The following discussion is only a summary; it is not intended to be all-inclusive or to constitute tax advice, and, among other things, does not cover possible state or local tax consequences. This description may differ from the actual tax consequences of participation in the 2001 Director Plan.

   The Director Options, when granted, will be non-qualified stock options ("NQSOs"). The principal federal income tax consequences to each optionee and to the Company should generally be as follows:

  . No income is recognized by an optionee nor is a tax deduction permitted to the Company when NQSOs are granted by the Company.

  . Upon exercise of NQSOs, an optionee is treated as having received ordinary income at the time of exercise in an amount equal to the difference between the exercise price and the fair market value of the shares acquired as of the date of exercise. Such income is self-employment income subject to self-employment taxes.

  . The optionee's basis in the shares acquired upon exercise of NQSOs will be the fair market value of the shares acquired on the date of exercise. The optionee's holding period for those shares will begin on the day after the date on which the optionee recognizes income with respect to the transfer of those shares, i.e., generally the day after the exercise date.

  . When the optionee disposes of his or her shares that were the subject of a Director Option, he or she will recognize capital gain or loss under the Code rules that govern stock dispositions, assuming that the shares are held as a capital asset. Any net capital gain (i.e., the excess of net long-term capital gains for the taxable year over net short-term capital losses for that taxable year) will be taxed at a capital gains rate that depends on how long the shares were held and the optionee's tax bracket. Any net capital loss can only be used to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year.

  . The Company will generally be entitled to a deduction (at the same time as the optionee recognizes income) in an amount equal to the optionee's ordinary income as described above, subject to the rules of Section 83 of the Code and the regulations thereunder.

  . The Company will recognize no gain or loss upon the issuance of shares under the 2001 Director Plan.

   The foregoing discussion is only a summary of certain of the federal income tax consequences relating to the 2001 Director Plan as in effect on the date of this Proxy Statement. No consideration has been given to the effects of federal estate, state, local and other laws (tax or other) upon the 2001 Director Plan or upon the optionee or grantee, as the case may be, or the Company, which laws will vary depending upon the particular jurisdiction or jurisdictions involved.

   The Board of Directors recommends a vote "FOR" approval of the 2001 Non-Employee Director Stock Option Plan.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such acts.

   The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited consolidated financial statements to accounting principles generally accepted in the United States of America.

   All members of the Audit Committee are independent, as that term is defined by the New York Stock Exchange. The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Audit Committee serves a board-level oversight role where it receives information from, consults with and provides its views and directions to management and the independent auditors on the basis of the information it receives and the experience of its members in business, financial and accounting matters.

   In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independent Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditors' independence.

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

   The foregoing report has been furnished by the Audit Committee of the Board of Directors of Bay View Capital Corporation.

       Mr. Foster, Chairperson              Ms. Collins                         Mr. McKean

                                   AUDITORS

   The Board of Directors appointed KPMG LLP to be our auditors for the fiscal year ending December 31, 2000 and has continued their engagement for the fiscal year ending December 31, 2001. During 2000, we paid $1,139,076 to KPMG LLP for external audit services, including credit review services. In addition, we paid KPMG LLP $1,434,229 for other services including tax services, internal audit services and technical advice and consultations on various accounting and reporting issues. We did not pay KPMG LLP any fees for financial information systems design and implementation during 2000. Representatives of KPMG LLP are expected to attend the Meeting to respond to appropriate questions and make a statement if they so desire.

                             STOCKHOLDER PROPOSALS

   In order to be eligible for inclusion in our proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at that meeting must be received at our main office, 1840 Gateway Drive, San Mateo, California 94404, no later than February 19, 2002. Any such proposals will be subject to the requirements of the proxy rules adopted under the Exchange Act and, as with any stockholder proposal (regardless of whether included in our proxy materials), our certificate of incorporation and Bylaws and Delaware law. Under the proxy rules, in the event we receive notice of a stockholder proposal to take action at the next annual meeting that is not submitted for inclusion in our proxy materials, or is submitted for inclusion but is properly excluded from our proxy materials, the persons named in the form of proxy sent by us to our stockholders intend to exercise their discretion to vote on such proposal in accordance with their best judgment if notice of the proposal is not received at our administrative office by the Deadline (as defined below). Our Bylaws provide that if notice of a stockholder proposal to take action at the next annual meeting is not received at our main office by the Deadline, such proposal will not be recognized as a matter proper for submission to our stockholders and will not be eligible for presentation at the meeting. The "Deadline" means the date that is not less than 60 nor more than 90 days prior to the date of the next annual meeting; however, in the event that less than 70 days notice or prior public disclosure (such as the filing of a Current Report on Form 8-K with the SEC) of the date of the next annual meeting is given or made to stockholders, the "Deadline" means the close of business on the tenth day following the earlier of the day on which notice of the meeting was first mailed or public announcement of the date of the meeting was first made.

                                 OTHER MATTERS

   The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitation by mail, directors and officers of the Company and regular employees of the Company and its subsidiaries may solicit proxies personally or by telegraph or telephone, without additional compensation. We have retained ChaseMellon Shareholder Services, L.L.C. to assist in the solicitation of proxies, for a fee estimated to be approximately $5,000 plus reasonable out-of-pocket expenses.

   This Proxy Statement incorporates by reference the Annual Report on Form 10-K of Bay View Capital Corporation for the year ended December 31, 2000. The Company will provide without charge a copy of its Annual Report on Form 10-K for 2000, including the financial statements and the financial statement schedules, filed with the SEC for fiscal year 2000 to any beneficial owner of the Company's common stock or Preferred Stock at the close of business on May 22, 2001, upon written request to Bay View Capital Corporation, 1840 Gateway Drive, San Mateo, California 94404, Attention: Carolyn Williams-Goldman, Secretary. The Company will furnish a beneficial owner with any exhibit not contained therein upon payment of a reasonable fee.

                          BY ORDER OF THE BOARD OF DIRECTORS

                          /s/ Carolyn Williams-Goldman
                          Carolyn Williams-Goldman
                          Secretary

San Mateo, California
May 23, 2001

                                                                     APPENDIX A

                         BAY VIEW CAPITAL CORPORATION

                            AUDIT COMMITTEE CHARTER

Purpose

   The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibilities to the stockholders, potential stockholders, and investment community by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public.

   The Committee also reviews the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and fosters adherence to the Company's policies, procedures, and practices at all levels.

   In doing so, it is the responsibility of the Committee to maintain free and open means of communication between the directors, the independent external auditors, the internal auditors, and the financial management of the Company.

Organization

   The Board of Directors appoints members to the Audit Committee (at least three members) consisting of entirely "independent" directors ("independent" as defined by the NYSE definition of "independence") of the Board of Directors and designates one member as chairperson.

   All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

Meetings

   The Committee will meet at least four times annually or more often as may be deemed necessary or appropriate in its judgment. The meetings may be conducted either in person or telephonically. As part of its job, the Committee will meet at least annually with Management, internal audit, and the independent external auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

   The Committee reports to the Board of Directors with respect to its meetings.

   A quorum is defined as a simple majority of the members of the Committee.

                                                                     APPENDIX B

                         BAY VIEW CAPITAL CORPORATION

                   2001 EQUITY INCENTIVE PLAN FOR EMPLOYEES

   1. Purpose. The purpose of the Bay View Capital Corporation 2001 Equity Incentive Plan (the "Plan") is to further the growth, development and financial success of Bay View Capital Corporation (the "Company") and the subsidiaries of the Company by providing additional incentives to those officers and key employees who are responsible for the management of the business and affairs of the Company and/or subsidiaries of the Company, which will enable those officers and key employees to participate directly in the growth of the capital stock of the Company. The Company intends that the Plan will facilitate securing, retaining and motivating management employees of high caliber and potential. To accomplish these purposes, the Plan provides a means whereby management employees may receive stock options ("Options") to purchase shares of the Company's Common Stock, $.01 par value (the "Common Stock").

   2. Administration.

   (a) Composition of the Committee. The Plan shall be administered by a committee (the "Committee"), which shall be appointed by, and serve at the pleasure of, the Company's Board of Directors (the "Board"). The Committee shall be comprised solely of two or more members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the foregoing, from time to time the Board may increase or decrease the size of the Committee, appoint additional members thereof, remove members (with or without cause), appoint new members, fill vacancies or remove all members of the Committee.

   (b) Authority of the Committee. The Committee shall have full and final authority, in its sole discretion, to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the employees to whom Options shall be granted and the type, amount, size and terms of each such grant; to determine the time when Options shall be granted; and to make all other determinations necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees and all other holders of Options granted under the Plan.

   3. Stock Subject to the Plan. Subject to Section 16 hereof, the shares that may be issued under the Plan shall not exceed in the aggregate 3,200,000 shares of Common Stock. Such shares may be authorized and unissued shares or shares issued and subsequently reacquired by the Company. Except as otherwise provided herein, any shares subject to an Option that for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan; provided, however, that (a) if an Option is cancelled, the cancelled Option is counted against the maximum number of shares for which Options may be granted to an employee and (b) if the Option price is reduced after the date of grant, the transaction is treated as a cancellation of an Option and the grant of a new Option for purposes of counting the maximum number of shares for which Options may be granted to an employee (for purposes of Section 162(m) of the Code).

   4. Eligibility To Receive Options. Persons eligible to receive Options under the Plan shall be limited to those officers and other key employees of the Company and any subsidiary of the Company (as defined in Section 424 of the Code or any amendment or substitute thereto) who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company or any subsidiary of the Company. Directors of the Company who are not also officers or employees of the Company or any subsidiary of the Company shall not be eligible to participate in the Plan. Notwithstanding anything to the contrary set forth in the Plan, the maximum number of shares of Common Stock for which Options may be granted to any employee in any calendar year shall be 1,250,000 shares.

   5. Types of Options. Grants may be made at any time and from time to time by the Committee in the form of stock options to purchase shares of Common Stock. Options granted hereunder may be Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code or any amendment or substitute thereto ("Incentive Stock Options") or Options that are not intended to so qualify ("Nonqualified Stock Options").

   6. Option Agreements. Options for the purchase of Common Stock shall be evidenced by written agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time. The Options granted hereunder may be evidenced by a single agreement or by multiple agreements, as determined by the Committee in its sole discretion. Each option agreement shall contain in substance the following terms and conditions:

   (a) Type of Option. Each option agreement shall identify the Options represented thereby either as Incentive Stock Options or Nonqualified Stock Options, as the case may be.

   (b) Option Price. Each option agreement shall set forth the purchase price of the Common Stock purchasable upon the exercise of the Option evidenced thereby. Subject to the limitation set forth in Section 6(d)(ii) of the Plan, the purchase price of the Common Stock subject to an Incentive Stock Option shall be not less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Committee, but in no event less than the par value of such stock. Unless otherwise approved by the Committee, the purchase price of the Common Stock subject to a Nonqualified Stock Option shall be not less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Committee, but in no event less than the par value of such stock. For this purpose, fair market value on any date shall mean the closing price of the Common Stock, as reported in The Wall Street Journal, or if not so reported, as otherwise reported by The New York Stock Exchange (the "NYSE"), or if the Common Stock is not reported by the NYSE, the fair market value shall be as determined by the Committee pursuant to Section 422 of the Code. Any Nonqualified Stock Option granted at less than 100% of the fair market value of such stock on the date the Option is granted will be subject to the limitation on deductible compensation applicable to those covered employees described in Section 162(m)(3) of the Code.

   (c) Exercise Term. Each option agreement shall state the period or periods of time within which the Option may be exercised, in whole or in part, as determined by the Committee, provided that no Option shall be exercisable after ten years from the date of grant thereof. The Committee shall have the power to permit an acceleration of previously established exercise terms, subject to the requirements set forth herein, upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

   (d) Incentive Stock Options. In the case of an Incentive Stock Option, each option agreement shall contain such other terms, conditions and provisions as the Committee determines to be necessary or desirable in order to qualify such Option as a tax-favored Option (within the meaning of Section 422 of the Code or any amendment or substitute thereto or regulation thereunder) including without limitation, each of the following, except that any of these provisions may be omitted or modified if it is no longer required in order to have an Option qualify as a tax-favored Option within the meaning of Section 422 of the Code or any substitute therefor:

    (i) The aggregate fair market value (determined as of the date the Option is granted) of the Common Stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year (under all plans of the Company) shall not exceed $100,000.

    (ii) No Incentive Stock Options shall be granted to any employee if at the time the Option is granted to the individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries unless at the time such Option is granted the Option price is at least 110% of the fair market value of the stock subject to the Option and, by its terms, the Option is not exercisable after the expiration of five years from the date of grant.

    (iii) No Incentive Stock Options shall be exercisable more than three months (or one year, in the case of an employee who dies or becomes disabled within the meaning of Section 22(e)(3) of the Code or any substitute therefor) after termination of employment.

   (e) Substitution of Options. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become, and who do concurrently with the grant of such options become, employees of the Company or a subsidiary of the Company as a result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or the acquisition by the Company or a subsidiary of the Company of the assets or capital stock of the employing corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Section 6 to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted. With respect to Incentive Stock Options, any substitution must meet the requirements of Section 424(h) of the Code.

   7. Date of Grant. The date on which an Option shall be deemed to have been granted under the Plan shall be the date of the Committee's authorization of the Option or such later date as may be determined by the Committee at the time the Option is authorized. Notice of the determination shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant.

   8. Exercise and Payment for Shares. Options may be exercised in whole or in part, from time to time, by giving written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise in cash or Common Stock at fair market value determined on the date of exercise, provided that if such shares of Common Stock were acquired through the exercise of an Incentive Stock Option and are used to pay the Option price of an Incentive Stock Option, such shares have been held by the optionee for a period of not less than the holding period described in Section 422(a)(1) of the Code on the date of exercise or if such shares of Common Stock were acquired through exercise of a Nonqualified Stock Option or of an option under a similar plan or through exercise of an Incentive Stock Option and are used to pay the Option price of a Nonqualified Stock Option, such shares have been held by a an employee for a period of more than twelve months on the date of exercise. The purchase price of the shares with respect to which an Option is exercised may also be paid by a combination of the foregoing, as the Committee may determine from time to time and subject to such terms and conditions as may be prescribed by the Committee for such purpose. The Committee may also, in its discretion and subject to prior notification to the Company by an optionee, permit an optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the optionee will simultaneously exercise the Option and sell the shares acquired thereby through the Company's transfer agent or such a brokerage firm and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised.

   9. Rights upon Termination of Employment. In the event that an optionee ceases to be an employee of the Company or any subsidiary of the Company for any reason other than death, retirement, as hereinafter defined, or disability (within the meaning of Section 22(e)(3) of the Code or any substitute therefor), the optionee shall have the right to exercise the Option during its term within a period of three months after such termination to the extent that the Option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. In the event that an optionee dies, retires or becomes disabled prior to the expiration of his Option and without having fully exercised his Option, the optionee or the optionee's successor shall have the right to exercise the Option during its term within a period of one year after termination of employment due to death, retirement or disability to the extent that the Option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. As used in this Section 9, "retirement" means a termination of employment by reason of an optionee's retirement at or after the optionee's earliest permissible retirement date pursuant to and in accordance with his employer's regular retirement plan or personnel practices. Notwithstanding the provisions of Section 6(d)(iii) hereof, if the term of an Incentive Stock Option continues for more than three months after termination of employment due to retirement or more than one year after termination of employment due to disability (within the meaning of Section 22(e)(3) of the Code), such Option shall thereupon lose its status as an Incentive Stock Option and shall be treated as a Nonqualified Stock Option.

   10. General Restrictions. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) the satisfaction of any tax payment or withholding obligation, or (iv) an agreement by the recipient of an Option with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of or in connection with the granting of such Option or the issuance or purchase of shares of Common Stock thereunder, such Option shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

   11. Rights of a Stockholder. The recipient of any Option under the Plan shall have no rights as a stockholder unless and until certificates for shares of Common Stock are issued and delivered to him.

   12. Right to Terminate Employment. Nothing contained in the Plan or in any option agreement entered into pursuant to the Plan shall confer upon any optionee the right to continue in the employment of the Company or any subsidiary of the Company or affect any right that the Company or any subsidiary of the Company may have to terminate the employment of such optionee.

   13. Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If and to the extent authorized by the Committee, in its sole discretion, an optionee may make an election, by means of a form of election to be prescribed by the Committee, to have shares of Common Stock that are acquired upon exercise of an Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by the optionee to the Company at the time of exercise of an Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of an Option. Any such election shall be irrevocable and shall be subject to termination by the Committee, in its sole discretion, at any time. Any securities so withheld or tendered will be valued by the Committee as of the date of exercise.

   14. Non-Assignability. No Option under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution. During the life of the recipient, such Option shall be exercisable only by such person or by such person's guardian or legal representative.

   15. Non-Uniform Determinations. The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Options, the form, amount and timing of such grants, the terms and provisions of Options, and the agreements evidencing same) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, grants of Options under the Plan whether or not such persons are similarly situated.

   16. Adjustments.

   (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option. Notwithstanding the foregoing, any such adjustment with respect to Incentive Stock Options must meet the requirements of Section 424 of the Code.

   (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Option holder the right to exercise his Option as to all or any part of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable.

   (c) Sale or Merger. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to: (i) causing an Option to be assumed or an equivalent option to be substituted by the successor corporation or a parent or subsidiary of such successor corporation, (ii) providing that each Option holder shall have the right to exercise his Option as to all of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable or (iii) declaring that an Option shall terminate at a date fixed by the Committee provided that the Option holder is given notice and opportunity to exercise the then exercisable portion of his Option prior to such date. Notwithstanding the foregoing, any such adjustment with respect to Incentive Stock Options must meet the requirements of Section 424 of the Code.

   17. Amendment. The Committee may terminate or amend the Plan at any time, with respect to shares as to which Options have not been granted, subject to any required stockholder approval or any stockholder approval that the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Committee may not, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan, except as specifically authorized herein.

   18. Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability for the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

   19. Effect on Other Plans. Participation in the Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company or any subsidiary of the Company. Any Options granted pursuant to the Plan shall not be used in determining the benefits provided under any other plan of the Company or any subsidiary of the Company unless specifically provided.

   20. Duration of the Plan. The Plan shall remain in effect until all Options granted under the Plan have been satisfied by the issuance of shares, but no Option shall be granted more than ten years after the earlier of the date the Plan is adopted by the Company or is approved by the Company's stockholders.

   21. Forfeiture for Dishonesty. Notwithstanding anything to the contrary in the Plan, if the Committee finds, by a majority vote, after full consideration of the facts presented on behalf of both the Company and any optionee, that the optionee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonest conduct in the course of his employment or retention by the Company or any subsidiary of the Company that damaged the Company or any subsidiary of the Company or that the optionee has disclosed confidential information of the Company or any subsidiary of the Company, the optionee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered the certificates. The decision of the

Committee in interpreting and applying the provisions of this Section 21 shall be final. No decision of the Committee, however, shall affect the finality of the discharge or termination of such optionee by the Company or any subsidiary of the Company in any manner.

   22. No Prohibition on Corporate Action. No provision of the Plan shall be construed to prevent the Company or any officer or director thereof from taking any action deemed by the Company or such officer or director to be appropriate or in the Company's best interest, whether or not such action could have an adverse effect on the Plan or any Options granted hereunder, and no optionee or optionee's estate, personal representative or beneficiary shall have any claim against the Company or any officer or director thereof as a result of the taking of such action.

   23. Indemnification. With respect to the administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further action on such member's part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of, any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee or the Board, whether or not he continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee or the Board (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee or the Board; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee or the Board unless, within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company in writing the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee or the Board and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

   24. Miscellaneous Provisions.

   (a) Compliance with Plan Provisions. No optionee or other person shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or in any Option until a written option agreement shall have been executed by the Company and the optionee and all the terms, conditions and provisions of the Plan and the Option applicable to such optionee (and each person claiming under or through him) have been met.

   (b) Approval of Counsel. In the discretion of the Committee, no shares of Common Stock, other securities or property of the Company or other forms of payment shall be issued hereunder with respect to any Option unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

   (c) Compliance with Rule 16b-3. To the extent that Rule 16b-3 under the Exchange Act applies to the Plan or to Options granted under the Plan, it is the intention of the Company that the Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that, if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

   (d) Effects of Acceptance of Option. By accepting any Option or other benefit under the Plan, each optionee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board and/or the Committee or its delegates.

   (e) Construction. The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

   25. Stockholder Approval. The Company shall submit this Plan to the stockholders entitled to vote hereon for approval within twelve months after the date of adoption by the Board in order to meet the requirements of the Code and the regulations thereunder and to the New York Stock Exchange for the listing of the Common Stock underlying the Options. The exercise of any Option granted under the Plan shall be subject to the approval of the Plan by the stockholders of the Company in accordance with applicable law and regulations, the approval of listing of the Common Stock underlying the Options by the New York Stock Exchange and a sufficient amount of additional Common Stock being authorized for reservation upon exercise of Options.

   Date of Adoption by Board: April 26, 2001.

   Date of Approval by Stockholders:          , 2001.

                                                                     APPENDIX C

                         BAY VIEW CAPITAL CORPORATION

                 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

   1. Purpose. This Non-Employee Director Stock Option Plan (the "Plan") is intended to provide a means whereby Bay View Capital Corporation ("Company") may, through the grant to Non-Employee Directors (as defined in Section 3) of nonqualified stock options ("Options") to acquire shares of Common Stock, par value $0.01 per share, of Company ("Shares"), attract and retain capable independent directors and motivate such independent directors to promote the best interests of Company and its subsidiaries. As used in the Plan, the term "subsidiary" means any corporation (whether or not in existence at the time the Plan is adopted) that is a subsidiary of Company under the definition of "subsidiary corporation" contained in section 424(f) of the Internal Revenue Code of 1986, as amended ("Code"), or any similar provision hereafter enacted. The term "nonqualified stock options" means Options that do not qualify as incentive stock options within the meaning of section 422 of the Code.

   2. Administration.

     (a) The Plan shall be administered by a committee of the Board of Directors of Company (the "Committee"), which shall be appointed by, and shall serve at the pleasure of, the Board of Directors of Company (the "Board"). The Committee shall be comprised solely of two or more members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a director of Company.

     (b) The Committee shall have full authority, subject to the terms of the Plan, to interpret the Plan. Subject to the terms of the Plan, the Committee may correct any defect, supply any omission, and reconcile any inconsistency in the Plan and in any Option granted hereunder in the manner and to the extent it shall deem desirable. The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify, or rescind any such rules and regulations, and to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations, and interpretations shall be binding and conclusive upon Company, its stockholders, and all Non-Employee Directors (including former Non-Employee Directors), upon their respective legal representatives, beneficiaries, successors, and assigns, and upon all other persons claiming under or through any of them. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

   3. Eligibility. The persons who shall be eligible to receive Options under the Plan (the "Non-Employee Directors") shall be those directors of Company who:

     (a) Are not employees of Company or any subsidiary; and

     (b) Have not been employees of Company or any subsidiary during the immediately preceding 12-month period.

   4. Shares Subject to the Plan. Subject to adjustment as provided in Section 8 hereof, 500,000 Shares shall be available for the grant of Options under the Plan, which Shares may be authorized but unissued Shares or reacquired Shares, as Company shall determine. If any Option granted under the Plan expires or otherwise terminates, in whole or in part, for any reason whatever (including, without limitation, the Non-Employee Director's surrender thereof) without having been exercised, the Shares subject to the unexercised portion of such Option shall be available for the granting of Options under the Plan as fully as if such Shares had never been subject to an Option.

   5. Grants of Options.

    (a) Subject to approval of the Plan by the Company's stockholders, an Option to acquire 50,000 Shares (as adjusted pursuant to Section 8) shall automatically be granted:

      (i) as of June 28, 2001 (the "Effective Date"), to each person who is a Non-Employee Director as of March 31, 2001 and as of the close of business on the Effective Date; and

      (ii) to a person who was not a Non-Employee Director on the Effective Date, on the date after the Effective Date he or she becomes a Non-Employee Director, whether by reason of his or her subsequent election by stockholders or appointment by the Board to be a director, or, if applicable, the expiration of the 12-month period specified in Section 3(b) with respect to a present or future director who had previously been an employee of Company or any subsidiary; provided that if a Non-Employee Director who previously received a grant of an Option under the Plan terminates service as a director and is subsequently elected or appointed to the Board again, such director shall not be eligible to receive any additional grant of Options under the Plan.

    (b) Subject to approval of the Plan by the Company's stockholders, an Option to acquire 150,000 (as adjusted pursuant to Section 8) shall automatically be granted as of the Effective Date to each person who became a Non-Employee Director after March 31, 2001 and prior to the close of business on the Effective Date.

    (c) On the second regularly scheduled meeting of the Company's Board of Directors in each year following 2001, each Non-Employee Director shall automatically be granted an Option to purchase that number of Shares equal to 5,000 (as adjusted pursuant to Section 8).

   6. Terms and Conditions of Options. Options granted pursuant to the Plan shall be subject to the following terms and conditions:

    (a) Number of Shares. The number of Shares to which an Option pertains shall be the number provided by Section 5 on the date of grant of such Option (subject to adjustment pursuant to Section 8).

    (b) Price. The option exercise price per share under each Option granted under the Plan shall be $4.59 for Options granted on or prior to the date of the Company's 2001 Annual Meeting of Stockholders and thereafter the greater of 100% of the fair market value of the Shares, or the par value thereof, on the date such Option is granted. The fair market value of a Share on any day shall mean the closing price of a Share on the date of grant, as reported by the New York Stock Exchange.

    (c) Term. Subject to earlier termination as provided in subsections (e),
  (f), (g), and (h) below and in Section 8 hereof, the term of each Option shall be ten years from the date of grant.

    (d) Exercise. Options shall be exercisable commencing six months after the date of grant.

    Except as otherwise provided in subsections (e), (f), (g), and (h) below, Options shall only be exercisable by a Non-Employee Director while he or she remains a director of Company. Subject to subsections (e), (f), (g), and (h) below, any Shares, the right to the purchase of which has accrued under an Option, may be purchased at any time up to the expiration or termination of the Option. Options may be exercised, in whole or in part, from time to time by giving written notice of exercise to Company at its principal office, specifying the number of Shares to be purchased and accompanied by payment in full of the aggregate price for such Shares. Only full Shares shall be delivered, and any fractional Share that might otherwise be deliverable upon exercise of an Option granted hereunder shall be forfeited.

     The option exercise price shall be payable in cash or its equivalent.

    (e) Expiration of Term or Removal of Non-Employee Director as
  Director. If a Non-Employee Director's service as a director of Company terminates prior to the expiration of the original term of the Non-Employee Director's Option ("Expiration Date") for any reason (such as, without limitation, failure to be re-elected by the stockholders) other than those set forth in subsections (f), (g), and (h) below, such

  Option may be exercised by the Non-Employee Director, to the extent of the number of Shares with respect to which the Non-Employee Director could have exercised it on the date of such termination of service as a director, at any time prior to the earlier of: (i) the Expiration Date of such Option, or (ii) the date three months after the date of such termination of service as a director.

    (f) Disability of Non-Employee Director. If a Non-Employee Director shall become disabled (within the meaning of section 22(e)(3) of the Code) during the period in which he or she is a director of Company and, prior to the Expiration Date of the Non-Employee Director's Option, his or her position as a director of Company is terminated as a consequence of such disability, such Option may be exercised, to the extent of the number of Shares with respect to which the Non-Employee Director could have exercised it on the date he or she ceased to be a director, by the Non-Employee Director at any time prior to the earlier of: (i) the Expiration Date of such Option, or
  (ii) one year after the date on which the Non-Employee Director ceases to be a director of Company by reason of disability. In the event of the Non-Employee Director's legal disability, such Option may be so exercised by the Non-Employee Director's legal representative.

    (g) Death of Non-Employee Director. If a Non-Employee Director ceases to be a director of Company by reason of his or her death prior to the Expiration Date of the Non-Employee Director's Option, or if a Non-Employee Director who ceases to be a director for reasons described in subsections
  (e), (f), and (h) shall die following his or her ceasing to be a director but prior to the earlier of the Expiration Date of such Option or expiration of the period specified in subsection (e), (f) or (h), such Option may be exercised, to the extent of the number of shares with respect to which the Non-Employee Director could have exercised it on the date of his or her death, by the Non-Employee Director's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Non-Employee Director, at any time prior to the earlier of: (i) the Expiration Date of such Option (which, in the case of death following a termination of service as director pursuant to subsection (e), (f) or (h), shall be deemed to mean the expiration of the exercise period specified therein), or (ii) one year after the date of the Non-Employee Director's death.

    (h) Retirement of Non-Employee Director. If a Non-Employee Director ceases to be a director of Company by reason of his or her Retirement (as defined herein) prior to the Expiration Date of the Non-Employee Director's Option, such Option may be exercised, to the extent of the number of Shares with respect to which the Non-Employee Director could have exercised it on the date he or she ceased to be a director, by the Non-Employee Director at any time prior to the earlier of: (1) the Expiration Date of such Option, or (ii) three years after the date on which the Non-Employee Director ceases to be a director of Company by reason of such Retirement. For purposes of this section, Retirement shall mean a Non-Employee Director's termination of service as a director of Company after having reached the age of 55 and after having served as a director of Company for at least five years.

    (i) Transferability. Except as provided in the following sentence, no Option shall be assignable or transferable by any Non-Employee Director otherwise than by will or by the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of an Option to be on terms that permit transfer by the Non-Employee Director to (i) the spouse, children, or grandchildren of the Non-Employee Director ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the Option Agreement pursuant to which such Option is granted must be approved by the Committee and expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of the Option shall be prohibited other than by will or the laws of descent and distribution.

    A transferred Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of termination of service under this Section shall also continue to be applied with respect to the original Non-Employee Director, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in, Section 6(e), (f), (g), and (h).

    (j) Rights as a Stockholder. A Non-Employee Director shall have no rights as a stockholder with respect to any Shares covered by an Option until the issuance of a stock certificate representing such Shares.

    (k) Option Agreements. As soon as practicable after the grant of an Option, each Non-Employee Director receiving such grant shall enter into, and be bound by the terms of, a stock option agreement (the "Option Agreement"), which shall be in such form as the Committee shall, from time to time, approve. The Option Agreement shall contain such provisions, not inconsistent with the provisions of the Plan, as the Committee shall deem advisable.

   7. Listing and Registration of Shares. Each Option shall be subject to the requirement that, if at any time Company shall determine, in its discretion, that the listing, registration or qualification of the Option or Shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the exercise thereof, or that action by Company or by the Non-Employee Director should be taken in order to obtain an exemption from any such requirement, no such Option may be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to Company. Without limiting the generality of the foregoing, each Non-Employee Director or his or her legal representative or beneficiary may also be required to give satisfactory assurance that Shares acquired upon exercise of an Option are being acquired for investment and not with a view to distribution, and certificates representing such Shares may be legended accordingly.

   8. Adjustments.

    (a) The number of Shares that may be issued under the Plan, as stated in
  Section 4 hereof, the number of Shares specified in Section 5(a) hereof and the number of Shares issuable upon exercise of outstanding Options under the Plan (as well as the exercise price per share under such outstanding Options), shall be equitably adjusted by the Committee to reflect any stock dividend, stock split, share combination or similar change in the capitalization of Company.

    (b) In the event of a proposed dissolution, liquidation or sale of a substantial portion of the assets of Company, or of a merger, consolidation, share exchange, exchange of shares or other transaction in which holders of Shares are to receive cash, securities or other property, the Committee shall, in its unlimited discretion, have the power prior to such event (a) to terminate all outstanding Options upon at least seven days' prior notice to each Non-Employee Director and, if the Committee deems it appropriate, to cause the Company to pay to each Non-Employee Director an amount in cash with respect to each Share to which a terminated Option pertains equal to the difference between the Option exercise price and the value, as determined by the Committee in its sole discretion, of the consideration to be received by the holders of Shares in connection with such transaction, or (b) to provide for the exchange of Options outstanding under the Plan for options to acquire securities or other property to be delivered in connection with the transaction and in connection therewith to make an equitable adjustment, as determined by the Committee in its sole discretion, in the Option exercise price and number of Shares or amount of property subject to the Option and, if deemed appropriate, provide for a cash payment to Optionees in partial consideration for such exchange.

   9. Amendment or Discontinuance of the Plan. The Board may modify or amend the Plan in such respect as it shall deem advisable, provided, however, that the Board may not without further approval by the Company's stockholders (a) increase the aggregate number of shares of Common Stock as to which Options may be granted under the Plan, except as provided in Section 8, (b) change the class of persons eligible to receive Options, (c) change the provisions of the Plan regarding the Option price, (d) extend the period during which Options may be granted, (e) extend the maximum period after the date of grant during which Options may be exercised or (f) change the provision in the Plan as to the qualification for membership on the Committee. Moreover, the Board may, at any time and from time to time suspend or discontinue the Plan. However, no amendment, suspension, or discontinuance of the Plan may, without the consent of a person to whom an Option shall theretofore have been granted adversely affect the rights of such person under such Option.

   10. Termination of the Plan. No Options may be granted under the Plan after April 26, 2011, provided, however, that the Plan and all outstanding Options shall remain in effect until such Options have expired or are terminated in accordance with the Plan. Moreover, the Board reserves the right to terminate the Plan at any time. However, no such termination shall, without the consent of a person to whom an Option shall theretofore have been granted, adversely affect the rights of such person under such Option.

   11. Governing Law. The operation of, and the rights of Non-Employee Directors under, the Plan, the Option Agreements, and any Options granted hereunder shall be governed by the laws of the State of California.

   12. Absence of Rights. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any individual any right to be granted an Option, or any other right hereunder, except as expressly provided in the Plan, and then his or her rights shall be only such as are provided by the Option Agreement and the Plan. No Option under the Plan shall entitle the holder thereof to any rights as a stockholder of Company prior to the exercise of such Option and the issuance of the shares pursuant thereto. Further, notwithstanding any provisions of the Plan or the Option Agreement with a Non-Employee Director, the granting of an Option to a Non-Employee Director shall not entitle that Non-Employee Director to continue to serve as a director of Company or a subsidiary or affect the terms and conditions of such service.

   13. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon a Non-Employee Director to exercise such Option.

   14. Invalidity or Unenforceability. If any term or provision of the Plan is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms and provisions will remain in full force and effect and will in no way be affected, impaired, or invalidated.

   15. Unsecured Obligation. No Non-Employee Director under the Plan shall have any interest in any fund or specific asset of the Company by reason of the Plan. No trust fund shall be created in connection with the Plan or any award thereunder, and there shall be no required funding of amounts that may become payable to any Non-Employee Director.

   16. Expenses of Plan. The expenses of administering the Plan shall be borne by the Company.

   17. Use of Proceeds. The proceeds from the sale of Common Stock upon the exercise of Options shall be added to the general funds of the Company and used for its corporate purposes.

   18. Stockholder Approval. The Company shall submit the Plan to the stockholders entitled to vote hereon for approval within twelve months after the date of adoption by the Board. The exercise of any Option granted under the Plan shall be subject to the approval of the Plan by the stockholders of the Company in accordance with applicable law and regulations and approval by the stockholders of the Company of an amendment to the Company's Certificate of Incorporation that would authorize a sufficient number of shares of the Company's Common Stock to allow reservation of the maximum number of Shares that may be issued hereunder.

-------------------------------------------------------------------------------

PROXY                    BAY VIEW CAPITAL CORPORATION                     PROXY

                        ANNUAL MEETING OF STOCKHOLDERS
                                 June 28, 2001

  The undersigned hereby appoints the Board of Directors of Bay View Capital Corporation (the "Company"), with full powers of substitution, to act as attorney and proxy for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at Bay View's main offices located at 1840 Gateway Drive, San Mateo, California, on June 28, 2001 at 1:00 p.m., local time, and at any and all adjournments and postponements thereof, as indicated on the reverse side.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this proxy). If this proxy is properly revoked as described above, then the power of the Board of Directors to act as attorney or proxy for the undersigned shall be deemed terminated and of no further force and effect.

                 (Continued and to be SIGNED on Reverse Side)

--------------------------------------------------------------------------------
                           FOLD AND DETACH HERE

--------------------------------------------------------------------------------
                                                 [X]  Please mark
                                                      your votes
                                                      as this

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES
                    AND "FOR" THE PROPOSALS LISTED BELOW.


ELECTION OF DIRECTORS

 (1) The election as directors of all three nominees listed below (except as marked to the contrary)

                         VOTE       FOR ALL
                FOR    WITHHELD     EXCEPT
                [_]      [_]         [_]

 INSTRUCTION: To vote for all nominees, mark the box "FOR" with an "X." To withhold your vote for all nominees, mark the box "VOTE WITHHELD" with an "X." To withhold your vote for one or more nominees but not all nominees, mark the box "FOR ALL EXCEPT" with an "X" and strike a line through the name(s) of the nominee(s) below for whom you wish to withhold your vote.

     ROBERT GREBER, ROBERT GOLDSTEIN, ROBERT COX

 (2) Proposal to amend the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock to 80,000,000.
     [_] FOR   [_] AGAINST   [_] ABSTAIN

 (3) Proposal to adopt the 2001 Equity Incentive Plan for Employees.
     [_] FOR   [_] AGAINST   [_] ABSTAIN

 (4) Proposal to adopt the 2001 Non-Employee Director Stock Option Plan.
     [_] FOR   [_] AGAINST   [_] ABSTAIN

In its discretion, the Board of Directors, as proxy for the undersigned, is au-thorized to vote on any other business that may properly come before the Meet-ing or any adjournment or postponement thereof.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

Dated: ________________________________, 2001
Signature of Stockholder _____________________

Signature of Stockholder _____________________

Please sign exactly as your name(s) appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES LISTED ABOVE, FOR THE PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION, FOR THE 2001 EQUITY INCENTIVE PLAN FOR EMPLOYEES AND FOR THE 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


  PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                            POSTAGE-PAID ENVELOPE

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                       .    FOLD AND DETACH HERE    .